UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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FIRSTCITY FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 13, 2009

TO THE STOCKHOLDERS OF FIRSTCITY FINANCIAL CORPORATION:

         You are cordially invited to attend the 2009 Annual Meeting of Stockholders (the "Annual Meeting") of FirstCity Financial Corporation (the "Company"), which will be held at the Company's principal executive offices located at 6400 Imperial Drive, Waco, Texas 76712, on November 13, 2009, at 9:00 a.m. local time. More information about the Annual Meeting is included in the Proxy Statement. The Annual Meeting is being held for the following purposes:

  1.
  To elect seven directors to hold office until the 2010 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

  2.
  To consider and vote upon a proposal to approve the Company's 2010 Stock Option and Award Plan;

  3.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009; and

  4.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         As resolved by the Company's Board of Directors, stockholders of record at the close of business on September 30, 2009, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. The Board of Directors unanimously recommends that you vote your shares as follows:

  (1)
  FOR the election of each director nominee;

  (2)
  FOR the approval of the Company's 2010 Stock Option and Award Plan; and

  (3)
  FOR the ratification of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.

         The enclosed Proxy Statement contains detailed information about the business to be transacted at the Annual Meeting. In addition, we have enclosed a copy of the Company's 2008 Annual Report on Form 10-K (as amended by Form 10-K/A Amendment No. 1).

         If you have any questions or need additional information about the Annual Meeting, please contact the Company's investor relations liaison at telephone number (866) 652-1810 or via email at investors@fcfc.com.

By Order of the Board of Directors,

Lotte D. Bostick Secretary

Waco, Texas
October 1, 2009

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please act promptly and submit your vote as soon as possible using one of the voting methods described in the attached materials. Submitting your voting instructions by any of these methods will not affect your right to attend the Annual Meeting and vote in person should you so choose.

PROXY STATEMENT

INTRODUCTION

        This Proxy Statement is furnished to stockholders of FirstCity Financial Corporation ("FirstCity," "Company," "we" or "our") in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for use at the 2009 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at the Company's principal executive offices located at 6400 Imperial Drive, Waco, Texas 76712, on November 13, 2009, at 9:00 a.m. local time. This Proxy Statement describes the proposals which will be on the ballot at the Annual Meeting, and any adjournments or postponements thereof, as well as other important information about the Company. The proposals for which your vote is being solicited are as follows:

  1.
  To elect seven directors to hold office until the 2010 annual meeting of stockholders or until their respective successors are elected and qualified;

  2.
  To consider and vote upon a proposal to approve the Company's 2010 Stock Option and Award Plan; and

  3.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.

        Included with this Proxy Statement are the Company's 2008 Annual Report on Form 10-K (as amended by Form 10-K/A Amendment No. 1), the Notice of the 2009 Annual Meeting, and your Proxy Card. These materials are first being mailed to stockholders on or about October 1, 2009. The information contained in these documents is accurate as of the dates specified therein. Changes or updates in the data, information or facts contained in such documents may occur after the mailing.

        Any stockholder who does not receive a copy of the Notice of Annual Meeting, this Proxy Statement and the Proxy Card, either by mail or on the internet, may obtain these materials at the Annual Meeting, or by contacting the Company's investor relations liaison in advance of the Annual Meeting at telephone number (866) 652-1810 or via email at investors@fcfc.com.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held November 13, 2009

        This Proxy Statement and our 2008 Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as amended, are available on the internet at http://www.fcfc.com/proxy/2009/proxy.htm. Under new rules issued by the SEC, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Questions About the Annual Meeting and Voting

Why am I receiving this Proxy Statement?

        You have received these proxy materials because FirstCity's Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

What is the purpose of the Annual Meeting?

        At our Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including (1) the election of seven directors to hold office until the 2010 Annual Meeting of Stockholders or until their respective successors are elected and qualified; (2) the approval of the Company's 2010 Stock Option and Award Plan; and (3) the ratification of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009. Our management will report on FirstCity's progress and respond to questions from stockholders. In addition, it is expected that one or more representatives of KPMG will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions regarding their audit of our consolidated financial statements and records for the fiscal year ended December 31, 2008.

Who is entitled to vote?

        Only stockholders of record of the Company's common stock, par value $0.01 per share ("Common Stock"), outstanding at the close of business on September 30, 2009 (the "Record Date"), are entitled to receive notice of the Annual Meeting and to vote the shares that they held at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. At the close of business on the Record Date, there were 9,868,937 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of Common Stock are based on 9,868,937 shares outstanding. Each share of the Common Stock on the Record Date will be entitled to one vote for each proposal to be considered at the Annual Meeting.

Who can attend the meeting?

        All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting. Others may attend the meeting at our discretion. If you have any questions or wish to obtain directions to attend the Annual Meeting and to vote in person, please contact the Company's investor relations liaison in advance of the Annual Meeting at telephone number (866) 652-1810 or via email at investors@fcfc.com.

What constitutes a quorum?

        The presence at the Annual Meeting, in person or represented by proxy, of a majority of the outstanding shares entitled to vote on the Record Date will constitute a quorum, which will permit us to hold the Annual Meeting and conduct business. Therefore, you will be considered part of the quorum if you return a signed and dated Proxy Card, if you vote by telephone, or if you attend the Annual Meeting. Proxies received but marked as abstentions, withheld votes and broker non-votes will be counted for purposes of determining whether a quorum is present. Abstentions include shares present in person but not voting, and shares represented by proxy but with respect to which the holder has abstained. Broker non-votes occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

How do I vote by proxy before the meeting?

        Before the meeting, you may vote your shares in one of the following methods if your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company:

  •
  By telephone at 1-800-PROXIES (1-800-776-9437) from the United States, or at 1-718-921-8500 from foreign countries; or

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  By mail by completing, signing, dating and returning the enclosed Proxy Card in the postage-paid envelope provided.

        Please refer to the enclosed Proxy Card for further instructions on voting by telephone.

        Please follow the directions on your Proxy Card carefully. If your shares are held in a brokerage account in the name of a bank, broker or other nominee (this is called "street name"), then you are the beneficial owner of the shares and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. You have the right to direct your bank, broker or nominee on how to vote the shares in your account, and your ability to vote by telephone depends on the voting procedures used by your bank, broker or other nominee. You may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote by telephone.

May I vote my shares in person at the Annual Meeting?

        Yes. You may vote your shares at the Annual Meeting if you attend in person, even if you previously submitted a Proxy Card or voted by telephone. Whether or not you plan to attend the meeting, however, we encourage you to vote your shares by proxy before the meeting. Please note that if your shares are held in "street name" and you wish to vote at the meeting, you will not be permitted to do so unless you first obtain a legal proxy issued in your name from the broker, bank or nominee that holds your shares.

What if I submit a proxy and then change my mind?

        If you are a stockholder of record, you may change or revoke your proxy at any time before it is voted at the Annual Meeting by the following methods:

  •
  By executing a later-dated proxy relating to the same shares and by delivering it to the Secretary of the Company prior to the vote at the Annual Meeting;

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  By providing a written notice of revocation to the Secretary of FirstCity prior to the vote at the Annual Meeting; or

  •
  By attending the Annual Meeting and casting your vote in person to which the proxy relates. Your attendance at the Annual Meeting will not in and of itself revoke your proxy. In order to revoke your proxy, you must also notify the Secretary of your intent to vote in person, and then vote your shares at the Annual Meeting.

        If your shares are held in "street name," you must contact the broker, bank or other nominee to revoke any prior voting instructions.

        All written notices and other communications relating to the change or revocation of proxies should be addressed as follows: FirstCity Financial Corporation, 6400 Imperial Dr., P.O. Box 8216, Waco, Texas 76714-8216, Attention: Secretary (telephone 254-761-2800).

Is my vote confidential?

        Yes. Proxy cards, ballots and telephone votes that identify stockholders are kept confidential. There are exceptions, however, for contested proxy solicitations or when necessary to meet certain legal requirements.

What are the Board's recommendations for how I should vote my shares?

        If you sign and return your Proxy Card with voting instructions, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you sign and return a Proxy Card but do not fill-out the voting instructions on the proxy, the persons named on the Proxy Card will vote in accordance with the recommendations of our Board. The Board recommends that you vote your shares as follows:

        Proposal 1—FOR the election of the nominated slate of directors named in this proxy;

        Proposal 2—FOR the proposal to approve the Company's 2010 Stock Option and Award Plan; and

        Proposal 3—FOR the ratification of KPMG as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.

        The Company is not aware of any matters, other than those described above, which will come before the Annual Meeting. However, if any other matters are properly presented for action at the Annual Meeting, the persons named in the proxies and acting under these proxies will have discretion to vote on such matters in accordance with their best judgment.

What vote is required to approve each item?

        Election of Directors.    Directors are elected by a plurality vote of the shares present at the Annual Meeting, meaning the seven nominees who receive the most affirmative votes will be elected to our Board of Directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, and will have no effect on the proposal to elect the directors other than it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting. Abstentions will have the same effect. There are no cumulative voting rights with respect to the election of directors.

        Other Items.    For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Because abstentions represent shares entitled to vote on any matter presented for stockholder approval, the effect of an abstention will be the same as a vote against a proposal.

        Effect of Broker Non-Votes.    If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval (i.e. broker non-votes have the effect of a vote against the matter other than director elections). Shares represented by such "broker non-votes" will, however, be counted in determining whether a quorum is present.

Can I exercise rights of appraisal or other dissenters' rights?

        Under Delaware law, holders of our voting stock are not entitled to demand appraisal of their shares or exercise similar rights of dissenters as a result of the approval of any of the proposals to be presented at the Annual Meeting.

Who pays for the cost of this proxy solicitation?

        We will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card, and any additional solicitation materials sent by the Company to stockholders. The Company will also reimburse brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket charges and expenses incurred by them in forwarding proxy-soliciting materials to beneficial owners of our outstanding Common Stock. In addition, proxies may be solicited by directors, officers, regular employees and agents of the Company, without additional compensation for those services, in person or by mail, telephone, facsimile or telegraph.

How many Annual Reports and Proxy Statements are delivered to the same address?

        If you and one or more of our other stockholders share the same address, it is possible that only one Annual Report and Proxy Statement was delivered to your address. This is known as "householding." Any registered stockholder who wishes to receive separate copies of an Annual Report or Proxy Statement at the same address now or in the future may: (1) call FirstCity's investor relations liaison at (866) 652-1810; or (2) mail a request to receive separate copies to: FirstCity Financial Corporation, 6400 Imperial Dr., P.O. Box 8216, Waco, Texas 76714-8216, Attention: Secretary, and we will promptly deliver the Annual Report and/or Proxy Statement to you upon your request. Stockholders who own our Common Stock through a broker and who wish to receive separate copies of an Annual Report and Proxy Statement should contact their brokers directly. Stockholders currently receiving multiple copies of an Annual Report and Proxy Statement at a shared address and who wish to receive only a single copy in the future may direct their request to the same telephone number or address as given above.

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

Proposal and General Information

        Directors of the Company are elected each year to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. The Company's bylaws provide for a minimum of one and a maximum of twelve directors. The Board has set the number of directors of the Company at seven to retain the experience and knowledge of the existing Board. The Board nominated seven persons to stand for election at the Annual Meeting, all of whom are currently directors of the Company. The Board recommends that such seven nominees, each of whom is named below, be elected to serve as directors.

        Although the Company does not have a formal policy regarding stockholder nominees, the Nominating and Corporate Governance Committee will consider all proposed nominees for the Board, including those submitted by stockholders. In making its recommendations to the Board, the Nominating and Corporate Governance Committee considers, at a minimum, a candidate's qualification as "independent" under the various standards applicable to the Board and each of its committees, as well as a candidate's depth of experience and availability, the balance of the business interest and experience of the incumbent or nominated directors, and the need for any required expertise on the Board or one of its committees. With respect to incumbent members of the Board, the Nominating and Corporate Governance Committee shall also consider the performance of the incumbent director. Candidates may come to the attention of the Nominating and Corporate Governance Committee from current Board members, stockholders, officers or other sources, and the committee reviews all candidates in the same manner regardless of the source of the recommendation.

        It is intended that the proxies received from holders of Common Stock, in the absence of contrary instructions, will be voted at the Annual Meeting for the election of the Board nominees named below. In the event that any nominee named below is unable or declines to serve as a director, the Board may reduce the size of the Board or may designate an alternate nominee to fill the vacancy. If a substitute nominee is named, the proxy holders will vote the proxies held by them for the election of such person, unless contrary instructions are given. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director continues until the next annual meeting of stockholders or until his or her successor has been elected and qualified.

        The Board of Directors recommends a vote FOR election of each of the director nominees.

Director Nominees

        Set forth below is certain biographical information about each of our nominees to the Board of Directors.

Name	Age	Position(s)
Richard E. Bean	65	Chairman of the Board
C. Ivan Wilson	82	Vice Chairman of the Board
James T. Sartain	60	President, Chief Executive Officer and Director
Dane Fulmer	59	Director
Robert E. Garrison, II	67	Director
D. Michael Hunter	67	Director
F. Clayton Miller	46	Director

        Richard E. Bean has been a Director of FirstCity since the Company became a publicly-held institution in July 1995 through its acquisition by merger (the "Merger") of First City Bancorporation of Texas, Inc. ("FCBOT") and Chairman of the Board since December 31, 2005. Since 1976, Mr. Bean has served as the Executive Vice President and a Director of Pearce Industries, Inc., a privately-held company that markets a variety of oilfield equipment and construction machinery. Mr. Bean served as Chief Financial Officer of Pearce Industries from 1976 to 2004. Mr. Bean served as a member of the Portfolio Committee of the FirstCity Liquidating Trust from the Merger through the termination of the Trust in January 2004. Prior to the Merger, Mr. Bean was Chairman of the Official Committee of Equity Security Holders of FCBOT. Mr. Bean is currently a Director, Chairman of the Audit Committee, and a member of the Compensation Committee of WCA Waste Corporation, a publicly-owned solid waste collection and disposal Company, and a Director and the Chairman of the Audit Committee of Sanders Morris Harris Group Inc., a publicly-owned financial services firm. Mr. Bean received a M.B.A. in Accounting and a Bachelor of Business Administration in Finance from the University of Texas at Austin and has been a Certified Public Accountant licensed in the State of Texas since 1968.

        C. Ivan Wilson has been Vice Chairman of the Board of FirstCity since the Merger. From February 1998 to June 1998, Mr. Wilson was Chairman, President and Chief Executive Officer of Mercantile Bank, N.A., Corpus Christi, Texas, a national banking organization. Mr. Wilson was Chairman of the Board and Chief Executive Officer of FCBOT from 1991 to the Merger. Prior to 1991, Mr. Wilson was the Chief Executive Officer of FirstCity, Texas—Corpus Christi, a banking subsidiary of FCBOT.

        James T. Sartain has been President of FirstCity since the Merger and Chief Executive Officer since January 2001 and has served as a Director of FirstCity since the Merger. Prior to January 2001, Mr. Sartain was President and Chief Operating Officer of FirstCity. From 1988 to the Merger, Mr. Sartain was President and Chief Operating Officer of J-Hawk Corporation.

        Dane Fulmer has been a Director of FirstCity since May 1999. Mr. Fulmer is a consultant and provides risk management services. From August 1995 until January 2004, Mr. Fulmer served as Executive Vice President and Director of Risk Management of John Taylor Financial Group, a broker/dealer and investment advisory firm that Mr. Fulmer co-founded in 1995. From July 1991 until August 1996, Mr. Fulmer served as Executive Vice President of Merchants Investment Center of Fort Smith, a broker/dealer and investment advisory firm, and as portfolio manager for Merchants National, the parent company.

        Robert E. Garrison, II has been a Director of FirstCity since May 1999. Mr. Garrison is an Executive Officer and Chairman of the Executive Committee of Sanders Morris Harris Group Inc. From January5 1999 until February 2009, Mr. Garrison served as President of Sanders Morris Harris Group Inc. In addition, Mr. Garrison currently serves as a Director of Prosperity Bank, and as a Director of Crown Castle International (a public company that is a leading independent owner and operator of shared wireless infrastructures). Mr. Garrison previously served as Executive Vice President and Director of Harris Webb & Garrison and also served as Chairman, Chief Executive Officer, and Director of Pinnacle Management & Trust Co. Mr. Garrison co-founded both of these companies in 1994. Mr. Garrison is a Chartered Financial Analyst, and has over 40 years of experience in the investment business.

        D. Michael Hunter has been a Director of FirstCity since August 2005. From March 2005 until April 2008, Mr. Hunter served as the Vice Chairman of the Board of Directors of Prosperity Bancshares, Inc. and served as a Director of Prosperity Bank. Mr. Hunter previously served as Chairman, President and Chief Executive Officer and a Director of First Capital Bankers, Inc. from 1995 until its merger with and into Prosperity Bancshares, Inc. on March 1, 2005. Mr. Hunter also served as Chairman and Chief Executive Officer of First Capital Bank from 1995 until March 2005. Prior to 1995, Mr. Hunter served as President and Chief Operating Officer of Victoria Bancshares, Inc.

and Victoria Bank & Trust Company from 1988 to June 1994. Prior to 1988, Mr. Hunter served 24 years with FCBOT.

        F. Clayton Miller has been a Director of FirstCity since February 2006. Mr. Miller is a founding partner at Stone Arch Capital, a private equity fund based in Minneapolis, Minnesota. From 1998 to 2004, Mr. Miller was the Managing Partner of Churchill Equity Partners, the private equity arm of Churchill Capital, Inc. Mr. Miller is a graduate of the University of Michigan (B.A.), Northwestern University School of Law (J.D., cum laude), and Harvard University (M.B.A., with honors).

Board Meetings

        The Board held five meetings during 2008. Each director nominee who served on the Board in 2008 attended at least 75% of the total number of meetings held by the Board and all committees on which such director served during the period he was a director in 2008.

Standing Committees

        The Company's Board has the following standing committees: Audit Committee; Compensation Committee; Nominating and Corporate Governance Committee; and Executive Committee. Members of these committees generally are elected annually at the regular meeting of the Board immediately following the annual meeting of stockholders. Further information concerning the Board's standing committees appears below.

        Audit Committee.    The Audit Committee consisted of Messrs. Bean (Chairman), Garrison and Wilson during 2008. The Audit Committee is a standing committee of the Board. The Board has determined that all members of the Audit Committee are independent directors under the rules of the NASDAQ Stock Market and the rules and regulations of the Securities and Exchange Commission (the "SEC"). The Audit Committee has a charter adopted by the Board that sets forth its membership requirements, authority and responsibilities. A copy of the Audit Committee Charter is available on our website at www.fcfc.com under the "Investors" section. The Audit Committee held six meetings during 2008.

        The Audit Committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of financial reporting. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing:

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  the financial information to be provided to the stockholders, potential stockholders, the investment community and others;

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  the systems of internal controls established by the management and the Board; and

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  the audit process.

        The Audit Committee also meets with the independent auditors and with appropriate Company financial personnel about these matters. The functions of the Audit Committee also include recommending to the Board which firm of independent public accountants should be engaged by the Company to perform the annual audit, reviewing annually the Company's Audit Committee Charter, approving certain other types of professional services rendered to the Company by the independent public accountants and considering the possible effects of such services on the independence of such public accountants. The independent auditors periodically meet alone with the Audit Committee and have unrestricted access to the Audit Committee.

        Compensation Committee.    The Compensation Committee consisted of Messrs. Wilson (Chairman), Garrison, Hunter and Miller during 2008. The Compensation Committee is a standing committee of the Board. The Board has determined that all members of the Compensation Committee are (i) "independent directors" under the listing standards of the NASDAQ Stock Market,

(ii) "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, and (iii) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee has a charter that has been adopted by the Board that sets forth its membership requirements, authority and responsibilities. A copy of the Compensation Committee Charter is available on our website at www.fcfc.com under the "Investors" section. During 2008, the Compensation Committee held one meeting and took action on one occasion by unanimous consent.

        The Compensation Committee is responsible for evaluating and developing the compensation policies applicable to the executive officers of the Company and its subsidiaries. The Compensation Committee's charter sets forth the following responsibilities, among others, for the committee:

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  Review the compensation philosophy and strategy in regard to achieving the Company's objectives and performance goals and the long-term interests of the Company's stockholders;

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  Administer the Company's incentive compensation and stock option and other equity-based plans; and

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  Review annually and make recommendations to the Board with respect to the base salary, incentive compensation, deferred compensation, stock options, performance units and other equity-based awards for the President and Chief Executive Officer and all other executive officers.

        In essence, the Compensation Committee's fundamental responsibility is to administer the Company's compensation program for its executive officers, which generally include those employees whose job responsibilities and policy-making authority are the broadest and most significant. The Compensation Committee is responsible for ensuring that the Company's compensation policies and practices support the successful recruitment, development, and retention of the executive talent required by the Company to achieve its business objectives.

        Recommendations regarding compensation of the Company's executive officers (other than the compensation of the President and Chief Executive Officer), including base salary adjustment, performance-based bonuses, additional bonuses and equity awards, are submitted by the Company's President and Chief Executive Officer to the Compensation Committee. The Compensation Committee reviews the recommendations of the President and Chief Executive Officer and makes all final decisions regarding the compensation of the President and Chief Executive Officer and the other executive officers. The compensation of the President and Chief Executive Officer and the other executive officers is subject to the review, modification and approval of the Board, except that (1) the President and Chief Executive Officer does not participate in the review, modification or approval of the recommendations of the Compensation Committee, with respect to his compensation and (2) all reviews, modifications and approvals with respect to awards under the Stock Option and Award Plans are made solely by the Compensation Committee. The Compensation Committee determines compensation of the President and Chief Executive Officer and makes a recommendation to the Board, which recommendation is subject to the review, modification and approval of the members of the Board, other than the President and Chief Executive Officer.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consisted of Messrs. Fulmer (Chairman), Garrison, Hunter and Miller during 2008. The Nominating and Corporate Governance Committee is a standing committee of the Board. The Board has determined that each of the members of the Nominating and Corporate Governance Committee qualified as an independent director under the rules of the NASDAQ Stock Market and rules and regulations of the SEC. The Nominating and Corporate Governance Committee has a charter that has been adopted by the Board that sets forth its membership requirements, authority and responsibilities. The full text of the Charter of the Nominating and Corporate Governance Committee is available on our website at www.fcfc.com under the "Investors" section. The Nominating and Corporate Governance Committee recommends the number of Board positions to be filled in accordance with the bylaws of the Company and the persons to be nominated to serve in those positions. In this regard, the Nominating and Corporate Governance Committee considers the performance of incumbent directors in determining whether such directors should be nominated to stand for reelection. The Nominating and Corporate Governance Committee also reviews the recommendations of the President and Chief Executive Officer related to the appointment of executive officers and proposed personnel changes related to such officers and is responsible for conducting an annual review of the Company's Code of Business Conduct and Ethics. During 2008, the Nominating and Corporate Governance Committee held one meeting and took action on one occasion by unanimous consent.

        Executive Committee.    The Executive Committee consisted of Messrs. Sartain (Chairman) and Bean during 2008. Subject to certain limitations specified by the Company's bylaws and the Delaware General Corporate Law, the Executive Committee is authorized to exercise the powers of the Board when the Board is not in session. The Executive Committee held no meetings during 2008, but did take action on two occasions by unanimous consent.

Corporate Governance

        Director Independence.    The Board has determined that Messrs. Bean, Fulmer, Garrison, Hunter, Miller and Wilson are independent directors under the NASDAQ Stock Market Rules. Mr. Sartain, the Company's President and Chief Executive Officer, was deemed not to be an independent director by virtue of his employment with the Company. Mr. Richard E. Bean, an independent director, serves as Chairman and presides over executive sessions of the non-management directors.

        Audit Committee Financial Expert.    The Board has determined that at least one member of the Audit Committee, Mr. Bean, is an "audit committee financial expert" as defined in SEC regulations and also possesses the financial sophistication and requisite experience as required under NASDAQ listing standards.

        Code of Business Conduct and Ethics.    The Company has adopted a Code of Business Conduct and Ethics which is applicable to the directors, executive officers and all employees of the Company, including the principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Business Conduct and Ethics is available on our website at www.fcfc.com under the "Investors" section. We may post amendments to or waivers of the provisions of the Code of Business Conduct and Ethics, if any, made with respect to any of our directors and executive officers on that website, unless otherwise required by NASDAQ listing standards to disclose any waiver in a Current Report on Form 8-K. Please note that the information contained on our website is not incorporated by reference in, or considered to be a part of, this document.

        Communications with Directors.    We have not adopted a formal process for stockholder communications with the Board. However, stockholders may communicate with the Board or any of its specific members, including the Vice Chairman or the non-management directors as a group. Stockholder communications should be sent to: Board of Directors, FirstCity Financial Corporation, 6400 Imperial Dr., P.O. Box 8216, Waco, Texas 76714-8216, Attention: Secretary. Absent unusual circumstances or as contemplated by committee charters, communications received in writing are distributed to members of the Board as appropriate depending on the facts and circumstances outlined in the communication received.

        Policy Regarding Directors' Attendance at Annual Meetings.    The Company encourages the attendance of all directors at the annual meetings of stockholders and has scheduled its stockholders' meetings to achieve that goal. The Company has not adopted a formal policy related to the attendance of directors at annual meetings of stockholders. All of our current directors were directors at the time of the 2008 annual meeting of stockholders and each of those directors attended the 2008 annual meeting.

Executive Officers

        Set forth below is certain biographical information about each of our current executive officers. Executive officers are appointed annually by the Board and serve at the discretion of the Board.

Name	Age	Position
James T. Sartain	60	President and Chief Executive Officer
Jim W. Moore	59	Executive Vice President and Chief Operating Officer
J. Bryan Baker	48	Senior Vice President and Chief Financial Officer
Joe S. Greak	60	Senior Vice President, Tax Director
Terry R. DeWitt	52	Senior Vice President
James C. Holmes	52	Senior Vice President

        Jim W. Moore was appointed Executive Vice President, Chief Operating Officer and Treasurer of FirstCity on February 1, 2008. Mr. Moore served as Treasurer until June 2008. Mr. Moore rejoined the Company after spending the prior seven years with Santander Consumer USA Inc., formerly known as Drive Financial Services LP, a national subprime auto indirect lender with a managed portfolio exceeding $5 billion. Mr. Moore served in various capacities including Director of Securitizations, Chief Financial Officer, and Treasurer. Mr. Moore had a long-term association with FirstCity as a senior officer prior to the formation of the Drive entity, which resulted as a part of a sale to Bank of Scotland and reorganizations of FirstCity which occurred in 2000 and 2004. Mr. Moore has 39 years of banking and financial services experience.

        J. Bryan Baker has been Senior Vice President and Chief Financial Officer of FirstCity since June 2000. Previously, Mr. Baker served as Vice President and Treasurer from August 1999 to June 2000, as Vice President and Controller of FirstCity from November 1996 to August 1999, and as Vice President and Assistant Controller from 1995 to November 1996. From 1990 to 1995, Mr. Baker was with Jaynes, Reitmeier, Boyd & Therrell, P.C., an independent public accounting firm, involved in both auditing and consulting. From 1988 to 1990, Mr. Baker was Controller of Heights Bancshares in Harker Heights, Texas. Mr. Baker is a certified public accountant licensed in the state of Texas.

        Joe S. Greak has been Senior Vice President and Tax Director of the Company since the Merger. Mr. Greak was the Tax Manager of FCBOT since 1993. From 1992 to 1993, Mr. Greak was the Tax Manager of New First City—Houston, N.A. Prior thereto, he was Senior Vice President and Tax Director of First City, Texas—Houston, N.A. Mr. Greak is a certified public accountant licensed in the state of Texas.

        Terry R. DeWitt has been Senior Vice President responsible for Due Diligence and Investment Evaluation of FirstCity since the Merger. Mr. DeWitt served as Senior Vice President responsible for Due Diligence and Investment Evaluation of J-Hawk Corporation from 1992 to the Merger. From 1991 to 1992, Mr. DeWitt was Senior Vice President of the First National Bank of Central Texas, a national banking association, and from 1989 to 1991, he was President of the First National Bank of Goldthwaite, a national banking association.

        James C. Holmes has been Senior Vice President of the Company since the Merger, and has served as the Finance Director and Treasurer of the Company since June 2008. He also served as Treasurer of the Company from the Merger to August 1999 and from June 2000 to February 2008. Prior to the Merger, he served as Senior Vice President and Treasurer of J-Hawk Corporation. From 1988 to 1991, Mr. Holmes was a Vice President of MBank Waco, a national banking association. Mr. Holmes has 26 years of experience in the banking and financial services sector.

2008 Summary Compensation Table

        The following table sets forth information concerning compensation earned by, or paid to, each of our Named Executive Officers for services provided to us and our subsidiaries for the year ended December 31, 2008. Our Named Executive Officers include: (1) the Company's Chief Executive Officer; and (2) the three most highly paid executive officers other than the Chief Executive Officer who were serving as executive officers at the end of 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)	(1) Option Awards ($)	(2) All Other Compensation ($)	Total Compensation ($)
James T. Sartain	2008	500,000	—	—	16,876	516,876
President and Chief Executive	2007	385,417	—	—	16,048	401,465
Officer
Richard J. Vander Woude(3)	2008	315,000	—	—	5,328	320,328
Senior Vice President, General	2007	287,501	—	56,442	5,328	349,271
Counsel and Secretary
Terry R. DeWitt	2008	300,000	—	—	5,328	305,328
Senior Vice President	2007	277,083	—	56,442	5,328	338,853
James C. Holmes	2008	300,000	—	—	5,328	305,328
Senior Vice President	2007	277,083	—	56,442	5,328	338,853

(1)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to grants of stock options, as determined pursuant to SFAS 123R. Refer to Note 10 to the Consolidated Financial Statements in the Company's 2008 Annual Report on Form 10-K for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to SFAS 123R.

(2)
The total amounts indicated under "All Other Compensation" for 2008 consist of (a) amounts contributed to match a portion of such employee's contributions under a 401(k) plan ("401(k) Match"), (b) excess premiums paid on supplemental life insurance policies ("Supplemental Life"), and (c) personal use of a business vehicle ("Auto"). The following table details the amounts paid during 2008 for each of the categories:

Executive	401(k) Match($)	Supplement Life($)	Auto($)	Total($)
James T. Sartain	$4,500	$2,376	$10,000	$16,876
Richard J. Vander Woude	4,500	828	—	5,328
Terry R. DeWitt	4,500	828	—	5,328
James C. Holmes	4,500	828	—	5,328
(3)
Richard Vander Woude resigned from his positions with the Company effective June 2, 2009 (refer to the Company's Current Report on Form 8-K filed with the SEC on June 5, 2009).

2008 Outstanding Equity Awards at Fiscal Year-End

        The following table provides information on the holdings of stock options by the Named Executive Officers as of December 31, 2008. This table includes unexercised and unvested stock option awards.

Each equity grant is shown separately for each Named Executive Officer. The vesting schedule for each grant is shown following this table, based on the option award grant date.

		Number of Shares Underlying Unexercised Options (#)
	Option Grant Date			Option Exercise Price ($)	Option Expiration Date
Name		Exercisable	Unexercisable
James T. Sartain	12/1/2000	50,000	—	$2.00	12/1/2010
	12/20/2001	50,000	—	$3.06	12/20/2009
	5/13/2004	37,500	—	$7.25	5/13/2014
	10/12/2005	8,250	2,750	$11.33	10/12/2015
Richard J. Vander Woude(1)	12/1/2000	25,000	—	$2.00	12/1/2010
	12/20/2001	25,000	—	$3.06	12/20/2009
	5/13/2004	15,000	—	$7.25	5/13/2014
	10/25/2005	6,000	2,000	$11.77	10/25/2015
	10/11/2007	2,000	6,000	$9.85	10/11/2017
Terry R. DeWitt	12/20/2001	25,000	—	$3.06	12/20/2009
	5/13/2004	15,000	—	$7.25	5/13/2014
	10/25/2005	6,000	2,000	$11.77	10/25/2015
	10/11/2007	2,000	6,000	$9.85	10/11/2017
James C. Holmes	12/20/2001	22,000	—	$3.06	12/20/2009
	5/13/2004	15,000	—	$7.25	5/13/2014
	10/25/2005	6,000	2,000	$11.77	10/25/2015
	10/11/2007	2,000	6,000	$9.85	10/11/2017

Grant Date	Vesting Schedule
12/1/2000	25% vests in one year; 25% vests in two years; 25% vests in three years; 25% vests in four years
12/20/2001	50% vests on grant dates; 25% vests in one year; 25% vests in two years
5/13/2004	25% vests in one year; 25% vests in two years; 25% vests in three years; 25% vests in four years
10/12/2005	25% vests in one year; 25% vests in two years; 25% vests in three years; 25% vests in four years
10/25/2005	25% vests in one year; 25% vests in two years; 25% vests in three years; 25% vests in four years
10/11/2007	25% vests in one year; 25% vests in two years; 25% vests in three years; 25% vests in four years

(1)
Richard Vander Woude resigned form his positions with the Company effective June 2, 2009 (refer to the Company's Current Report on Form 8-K filed with the SEC on June 5, 2009). In connection with Mr. Vander Woude's resignation, certain terms of his existing stock options were amended. The termination date of the stock options granted to Mr. Vander Woude on December 20, 2001 was extended to December 20, 2009, and the termination dates for his remaining stock options were extended to June 1, 2010. In addition, all unvested stock options related to the stock options granted to Mr. Vander Woude on October 25, 2005 and October 11, 2007 became fully vested on June 4, 2009.

 Potential Payments Upon a Termination or Change in Control

        Our Named Executive Officers are entitled under the Company's Stock Option and Award Plans to certain rights upon a "change in control" event that impacts the Company. The events that are deemed to constitute a change in control were selected because each reflects a circumstance in which a new person or group would be expected to obtain control or effective control over our policies and direction. In those circumstances, the Compensation Committee believes it would be appropriate to provide management the benefit of the awards that have been conveyed prior to such event and to waive the service and other conditions applicable to management's rights to such awards, because such change could reasonably be expected to materially alter our policies and objectives, and/or result in a material change in the composition of management.

        In the event of a Change in Control (as defined below), the Named Executive Officers have certain rights in regard to their stock options under the Company's Stock Option and Award Plans:

        (1)   all stock options outstanding thereunder will become fully vested and immediately exercisable;

        (2)   the target payout attainable under all performance shares outstanding thereunder will be deemed to have been fully earned for the entire performance period and, within thirty days of such Change in Control, such performance shares will be paid out in accordance with the terms thereof (provided that, there will not be an accelerated payout with respect to performance shares granted within less than six months prior to the effective date of such Change in Control);

        (3)   all restrictions on restricted stock outstanding thereunder will lapse and such restricted stock will be delivered to the participant in accordance with the terms thereof (provided that, there will not be an accelerated delivery with respect to restricted stock granted less than six months prior to the effective date of such Change in Control); and

        (4)   the Compensation Committee may, in its discretion, make any other modifications to any awards thereunder as determined by the Compensation Committee to be deemed appropriate before the effective date of such Change in Control.

        A "Change in Control" is defined as follows:

  (1)
  an acquisition by any person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or voting securities of FirstCity entitled to vote generally in the election of directors; provided that, such acquisition would result in such person beneficially owning twenty-five percent or more of Common Stock or twenty-five percent or more of the combined voting power of the Company's voting securities; and provided further that, immediately prior to such acquisition such person was not a direct or indirect beneficial owner of twenty-five percent or more of Common Stock or twenty-five percent or more of the combined voting power of FirstCity's voting securities, as the case may be; or

  (2)
  the approval of FirstCity's stockholders of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction or, if consummation of such corporate transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

  (3)
  a change in the composition of the Company's Board such that the individuals who, constitute the Board cease for any reason to constitute at least a majority of the Board; provided that, any individual who becomes a member of the Board whose election, or nomination for election by the Company's stockholders, was approved by at least a majority of those individuals who are members of the Board and who were also members of such incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of such incumbent Board; and provided further that, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board shall not be so considered as a member of such incumbent Board.

        The following table summarizes the potential change in control benefits under the Company's Stock Option and Award Plans that each of the Named Executive Officers would have been eligible to receive if such officer was terminated without cause or resigned for good reason in connection with a Change in Control that occurred on December 31, 2008.

Name		Change in Control
James T. Sartain	Stock option acceleration(1)	$18,292
Terry R. DeWitt	Stock option acceleration(1)	$53,700
James C. Holmes	Stock option acceleration(1)	$53,700
Richard J. Vander Woude	Stock option acceleration(1)	$53,700

(1)
We valued the stock option vesting acceleration modifications in accordance with the provisions of SFAS 123R.

2008 Director Summary Compensation Table

        The following table sets forth the compensation earned by directors who are not also Named Executive Officers for service on our Board during the fiscal year ended December 31, 2008.

Name	Fees Earned or Paid in Cash (1) ($)	Option Awards (2) ($)	Total ($)
Richard E. Bean	37,000	15,274	52,274
C. Ivan Wilson	25,000	15,274	40,274
Dane Fulmer	21,000	15,274	36,274
Robert E. Garrison, II	27,000	15,274	42,274
D. Michael Hunter	21,000	15,274	36,274
F. Clayton Miller	21,000	15,274	36,274

(1)
During 2008, directors of the Company who were not employees of the Company or any of its subsidiaries received a retainer of $3,500 per quarter for their services as directors. The Chairman of the Audit Committee received an additional retainer of $1,250 per quarter. Such directors also received $1,000 plus expenses for each regular and special Board meeting attended, $1,000 ($2,000 for the Chairman) plus expenses for each meeting of any Board committee attended, and $1,000 ($2,000 for the Chairman) for each telephonic meeting of the Board or any Board committee. Directors who are employees of the Company do not receive directors fees.

(2)
Each non-employee director was granted options to purchase 5,000 shares of Common Stock for his service as a director during 2008 under the Company's 2006 Stock Option and Award Plan. These amounts are computed in accordance with SFAS 123R. The aggregate number of awards of stock options outstanding to non-executive directors at December 31, 2008 are as follows: Richard E. Bean—25,000; C. Ivan Wilson—30,000; Dane Fulmer—20,000; Robert E. Garrison, II—20,000; D. Michael Hunter—20,000; F. Clayton Miller—15,000.

Transactions and Relationships Involving Our Directors and Executive Officers

        The Company owns equity interests in various purchased asset portfolios through limited partnerships and limited liability companies ("Acquisition Partnerships") in which a corporate affiliate of the Company is the sole general partner or managing member, and the Company and other non-affiliated investors are limited partners or members. Certain directors and executive officers of the Company may also serve as directors and/or executive officers of the general partner or managing member, but receive no additional compensation from or on behalf of such general partner or managing member for serving in such capacity. The Company provides asset servicing services to certain of the Acquisition Partnerships pursuant to servicing agreements between the Company and the Acquisition Partnerships. Service fees derived from such affiliates totaled $8.2 million for 2008.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information concerning the beneficial ownership of our Common Stock as of September 30, 2009, by: (i) each director and director nominee; (ii) each Named Executive Officer; (iii) each person who is known by us to be the beneficial owner of more than five percent (5%) of our outstanding Common Stock; and (iv) all directors and executive officers as a group. Except as indicated by footnote and subject to community property laws where applicable, to the knowledge of the Company, the persons or entities named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In computing the number of shares of Common Stock beneficially owned by a person or entity and the percentage ownership of that person or entity, all outstanding stock options currently exercisable or exercisable within 60 days of September 30, 2009 and all non-vested shares vesting within 60 days of September 30, 2009, are deemed to be outstanding for such person or entity (but are not deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by any other person or entity).

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (2)		Percent of Class
	Directors and Executive Officers(1):
Common Stock	James T. Sartain	671,734		6.71%
Common Stock	Richard E. Bean	330,333		3.34%
Common Stock	Robert E. Garrison, II	134,150		1.36%
Common Stock	Dane Fulmer	105,750		1.07%
Common Stock	C. Ivan Wilson	70,520		*
Common Stock	D. Michael Hunter	60,000		*
Common Stock	F. Clayton Miller	20,000		*
Common Stock	Terry R. DeWitt	206,882		2.09%
Common Stock	James C. Holmes	115,667		1.17%
Common Stock	Richard J. Vander Woude(3)	86,435		*
Common Stock	All directors and executive officers as a group (13 persons)	1,989,587		18.97%
	Certain Other Beneficial Owners:
Common Stock	Heartland Advisors, Inc. and William Nasgovitz 789 N. Water St. Milwaukee, WI 53202	1,129,105	(4)	11.44%
Common Stock	First Manhattan Co. 437 Madison Avenue New York, NY 10022	806,888	(4)	8.18%
Common Stock	Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, CA 90401	684,883	(4)	6.94%
Common Stock	F&C Asset Management plc 80 George Street Edinburgh EH2 3BU, United Kingdom	602,397	(4)	6.10%

*
Less than 1%

(1)
The business mailing address of each of such persons (except as otherwise indicated) is P. O. Box 8216, Waco, Texas 76714.

(2)
Includes shares that may be acquired within 60 days of the Record Date upon the exercise of options granted under the Company's stock option and award plans as follows: James T. Sartain—148,500; Richard E. Bean—30,000; Dane Fulmer—25,000; Robert E. Garrison, II—25,000; D. Michael Hunter—25,000; F. Clayton Miller—20,000; C. Ivan Wilson—35,000; Terry R. DeWitt—52,000; James C. Holmes—49,000; Richard J. Vander Woude—56,000; all directors and executive officers as a group (13 persons)—619,500.

(3)
Richard Vander Woude resigned from his positions with the Company effective June 2, 2009 (refer to the Company's Current Report on Form 8-K filed with the SEC on June 5, 2009). Mr. Vander Woude's business mailing address is 510 N. Valley Mills Dr., Suite 600, Waco, Texas 76710.

(4)
Information for these beneficial owners is based on statements filed with the SEC by the respective reporting persons. The amounts as to which the beneficial owner has sole voting power, shared voting power, sole investment power, or shared investment power are as follows:

			Voting		Investment
Name	Schedule	Date	Sole	Shared	Sole	Shared
Heartland Advisors, Inc. and William Nasgovitz(5)	13G/A	12/31/2008	—	1,062,100	—	1,129,105
First Manhattan Co.(6)	13G/A	12/31/2008	34,400	686,762	34,400	772,488
Dimensional Fund Advisors LP(7)	13G/A	12/31/2008	680,510	—	684,883	—
F&C Asset Management plc(8)	13G/A	12/31/2008	602,397	—	602,397	—
(5)
Information with respect to Heartland Advisors, Inc. ("Heartland") and William Nasgovitz is based solely on Amendment No. 3 to Schedule 13G jointly filed with the SEC on February 11, 2009 by Heartland and Mr. Nasgovitz (the President and principal shareholder of Heartland). 1,129,105 shares may be deemed beneficially owned by (1) Heartland by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time; and (2) Mr. Nasgovitz, as a result of his ownership interest in Heartland. Heartland and Mr. Nasgovitz each disclaim beneficial ownership of these shares. We make no representation as to the accuracy or completeness of the information reported.

(6)
Information with respect to First Manhattan Co. ("First Manhattan") is based solely on Amendment No. 5 to Schedule 13G filed with the SEC on February 10, 2009 by First Manhattan. First Manhattan filed this Schedule 13G/A as an investment advisor in accordance with SEC Rule 13-d(1). We make no representation as to the accuracy or completeness of the information reported.

(7)
Information with respect to Dimensional Fund Advisors LP ("Dimensional") is based solely on Amendment No. 2 to Schedule 13G filed with the SEC on February 9, 2009 by Dimensional. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the shares reported above that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. However, all shares are owned by the Funds. Dimensional disclaims beneficial ownership of these shares.

(8)
Information with respect to F&C Asset Management plc ("F&C Management") is based solely on Amendment No. 1 to Schedule 13G filed with the SEC on January 22, 2009 by F&C Management. F&C Management filed this Schedule 13G/A as an investment advisor in accordance with SEC Rule 13-d(1). We make no representation as to the accuracy or completeness of the information reported.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us during the year ended December 31, 2008, or written representations by the reporting persons, we believe that all of the reporting persons complied with all applicable filing requirements with respect to the fiscal year ended December 31, 2008.

APPROVAL OF THE 2010 STOCK OPTION AND AWARD PLAN
(PROPOSAL NO. 2)

General Information

        The Board of Directors and the Compensation Committee are submitting for stockholder approval the 2010 Stock Option and Award Plan (the "2010 Plan"). If approved by the stockholders, the 2010 Plan will become effective as of April 1, 2010 (the "2010 Plan Effective Date").

        The 2010 Plan provides for the granting of incentive stock options, nonqualified stock options, restricted stock and performance-based awards to our employees, officers, directors, consultants and advisors. The purpose of the 2010 Plan is to promote the success, and enhance the value, of FirstCity by linking the personal interest of participants to those of our stockholders and by providing participants with an incentive for outstanding performance. The 2010 Plan will terminate on the tenth anniversary of the adoption of the amendment and restatement.

Proposal

        The 2010 Plan, which is the subject to this proposal, will provide the Company with an additional 300,000 shares of Common Stock that may be issued or subject to awards under the plan. As of September 30, 2009, an aggregate of 103,500 shares of our Common Stock remained available for future grants of awards under our current plans (excluding any additional shares available as a result of future forfeiture, expiration or other termination of awards under the current plans). Our Board believes that it is appropriate to approve the 2010 Plan to increase the shares available for future grants as an integral part of our long-term compensation philosophy.

        The Board believes that the proposed increase in shares available under the 2010 Plan is necessary to ensure that we maintain the ability in the future to continue to attract and retain highly qualified officers, directors and other employees by providing adequate incentives through the issuance of equity awards. The increase in shares under the 2010 Plan is therefore necessary to ensure that enough shares will be available for the issuance of equity awards in order to incentivize and retain our key employees, which can assist in maximizing the full potential of stockholder value.

        Accordingly, stockholders are requested to approve the 2010 Plan to provide the Company with an additional 300,000 shares of Common Stock that may be issued or subject to awards under the plan.

        The Board of Directors recommends a vote FOR the approval of the
2010 Stock Option and Award Plan.

Summary of the Principal Terms of the 2010 Plan

        The following summary of certain terms of the 2010 Plan is qualified in its entirety by reference to the full text thereof, which is set forth as Appendix A attached hereto.

        Administration.    The 2010 Plan will be administered by the Compensation Committee, all the members of which will be eligible to administer such plan pursuant to Rule 16b-3 under the Exchange Act, and each member will qualify as an "outside director" under Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). Subject to the limitations set forth in the 2010 Plan, such plan vests broad powers in the Compensation Committee to administer such plan, including authority to (1) select the persons to be granted awards thereunder, (2) determine the size and type of awards granted thereunder, (3) determine the terms and conditions of awards granted thereunder, (4) construe and interpret such plan, (5) establish, amend or waive rules and regulations for the administration of such plan and (6) determine whether an award, award agreement or payment of an award should be amended.

        Number of Shares Available.    The 2010 Plan provides for the grant of up to 300,000 shares of Common Stock. Under certain circumstances, shares subject to an award that remain unissued upon termination of the award will become available for additional awards under such plan. In the event of a stock split, recapitalization or similar event, or a corporate transaction, such as a merger, consolidation or similar event, the Compensation Committee will equitably adjust the aggregate number of shares subject to such plan and the number, class and price of shares subject to outstanding awards. As of September 30, 2009, the market value of the Common Stock was $8.10 per share.

        A maximum of 100,000 shares may be granted under the 2010 Plan in the form of any award to any one participant who is a "covered employee" ("Plan Covered Employee") (as such term is defined in the regulations promulgated under Section 162(m) of the Code), of which a maximum of (i) 50,000 shares may be granted to a participant in the form of stock options during any twelve month period; (ii) 50,000 shares may be granted to a participant in the form of performance shares during any performance period; and (ii) 50,000 shares may be granted to a participant in the form of restricted stock during any twelve month period. The 2010 Plan also provides that no more than 10% of the shares of Common Stock that may be issued pursuant to an award of restricted stock or performance shares under the 2010 Plan may be designated as "exempt shares." The Compensation Committee has greater flexibility to accelerate the vesting for shares designated as exempt shares.

        Eligible Participants.    In general, any key employee or director of the Company or any subsidiary of the Company, including key employees who are also directors, as well as any other persons, including consultants, independent contractors or other service providers, are eligible to receive awards under such plan. The Company has 265 employees and 6 non-employee directors. The number of consultants, independent contractors and other service providers is difficult to determine and will vary from time to time.

        Awards and Award Plan.    The 2010 Plan permits the issuance of the following awards: (1) nonqualified stock options ("2010 Plan NQSOs") and incentive stock options ("2010 Plan ISOs"), (2) performance shares, and (3) restricted stock.

        Stock Options.    Under the 2010 Plan, the Compensation Committee has discretion to determine the number of stock options to be granted thereunder to any participant. The Compensation Committee may grant 2010 Plan NQSOs, 2010 Plan ISOs or any combination thereof to participants. Only employees of the Company or its subsidiaries are eligible to receive grants of 2010 Plan ISOs under such plan and such 2010 Plan ISOs may only be granted if the aggregate fair market value of the Common Stock underlying 2010 Plan ISOs and other incentive stock options granted under all incentive stock option plans of the Company that become exercisable for the first time by a participant during any calendar year is equal to or less than $100,000. 2010 Plan ISOs granted under the 2010 Plan provide for the purchase of Common Stock at prices not less than 100 percent of the fair market value thereof on the date such option is granted (or 110 percent with respect to holders of more than ten percent of the combined voting power of all classes of stock of the Company). 2010 Plan NQSOs granted under the 2010 Plan provide for the purchase of Common Stock at prices determined by the Compensation Committee, but in no event less than 100 percent of the fair market value thereof on the date such option is granted. No stock option granted under the 2010 Plan is exercisable later than the tenth anniversary date of its grant (or, as to 2010 Plan ISOs, the fifth anniversary with respect to holders of more than ten percent of the combined voting power of all classes of stock of the Company).

        Under the 2010 Plan, stock options are exercisable at such times and subject to such restrictions and conditions as the Compensation Committee approves. The option exercise price is payable in cash or, if approved by the Compensation Committee, in shares of Common Stock having a fair market value equal to the exercise price, or by a combination of any of the above means of payment. The Compensation Committee may also allow cashless exercises or other means of payment consistent with applicable law. Upon termination of a participant's employment due to death, disability or retirement, all stock options outstanding will be exercisable for the shorter of their remaining term or one year after termination of employment in the case of death, one year after termination of employment in the case of disability, and three months after termination of employment in the case of retirement. Upon termination of employment of a participant other than for any reason set forth above, all stock options held by such participant which are not vested as of the effective date of such termination will be forfeited; provided that, the Compensation Committee, in its sole discretion, may immediately vest all or any portion of the stock options of such participant not vested as of such date. In the case of termination of employment by the Company without cause, a participant may exercise any vested stock options for three months following the termination of employment, and in the case of termination of employment by the Company for cause or voluntary termination of employment by the participant (other than due to retirement), the participant's stock options will be forfeited immediately upon such termination.

        A holder of stock options may be able to transfer such options, under certain circumstances, to members of such holder's immediate family (as defined in the 2010 Plan), to one or more trusts for the benefit of such holder's immediate family or to partnerships in which immediate family members are the only partners, if such holder's award agreement expressly permits such transfer and such holder does not receive any consideration in any form whatsoever for such transfer. Other than the foregoing, stock options are not transferable by a holder other than by will or applicable laws of descent and distribution.

        Performance Shares.    Under the 2010 Plan, the Compensation Committee may grant performance shares to participants in such amounts, and subject to such terms and conditions, as the Compensation Committee in its discretion determines. Each performance share will have a value equal to the fair market value of a share of Common Stock on the date the performance share is earned. Generally, the Compensation Committee in its discretion will set performance goals to be achieved over performance periods of not less than two years. The extent to which the performance goals are met will determine the number of performance shares earned by participants. The performance measure to be used for purposes of grants to 2010 Plan Covered Employees is one or more of the following: total shareholder return, return on equity, earnings per share (whether on a pre-tax, after-tax, operational or other basis); ratio of operating overhead to operating revenue; cash flow; cost; ratio of debt to debt plus equity; net borrowing; credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the shares of Common Stock; return on assets, equity or stockholders' equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Each plan year, the Committee, in its sole discretion, may select among these performance measures and set the relative weights to be given to such performance measures.

        After the applicable performance period has ended, the Compensation Committee will certify the extent to which the established performance goals have been achieved, and each holder of performance shares will be entitled to receive payout on the number of performance shares, if any, earned by such holder over the performance period. The grantee of a performance share award will receive payment within seventy-five days following the end of the applicable performance period, in cash or shares of Common Stock which have, as of the close of the applicable performance period, an aggregate fair market value equal to the value of the earned performance shares (or a combination of cash and such shares). If the employment of a participant is terminated by reason of death, disability or retirement or by the Company without cause during a performance period, the participant will receive a prorated payout with respect to the performance shares earned, which will be determined by the Compensation Committee, in its sole discretion, and will be based upon the length of time the participant held the performance shares during the applicable performance period and upon achievement of the established performance goals. Such payment will be made at the same time as payments are made to participants whose employment did not terminate during the applicable performance period. If a participant's employment is terminated for any other reason, all performance shares will be forfeited by the participant to the Company. Unless otherwise provided by the Compensation Committee in an award agreement, performance shares which are not yet earned may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

        Restricted Stock.    Under the 2010 Plan, the Compensation Committee may from time to time grant restricted stock awards to participants. Each grant of restricted stock will be evidenced by a written award agreement between the participant and the Company setting forth the terms and conditions of the grant, as determined by the Committee, in its discretion, to be necessary or desirable. Such terms may include a requirement for payment by the participant to the Company for the restricted stock which is granted, with respect to which the Compensation Committee may establish a purchase price below fair market value.

        Each grant of restricted stock will be subject to restrictions, determined by the Compensation Committee in its discretion, for a period (the "2010 Plan Restricted Period") of at least one year (unless otherwise provided by the Committee). Such restrictions may include only the requirement of continued employment or may include other performance based criteria established by the Compensation Committee. The Compensation Committee may, after a grant, in its discretion, shorten the 2010 Plan Restricted Period or waive any condition to the lapse of the restrictions. The award agreement may, at the discretion of the Compensation Committee and subject to any prescribed terms and conditions, also provide for the lapse of restrictions upon the occurrence of such specified events as a change in control of the Company or the termination of a participant's employment by reason of such participant's death, disability or retirement or, with respect to certain awards of restricted stock that constitute "exempt shares", discharge without cause.

        During the 2010 Plan Restricted Period, the participant will have all the rights of a Company stockholder, including the right to receive dividends and vote the shares of restricted stock, with certain exceptions, including the exception that cash dividends will be paid either in cash or in restricted stock, as the Compensation Committee determines. In addition, the restricted stock may not be sold, transferred, assigned or encumbered during the 2010 Plan Restricted Period and unless and until all restrictions have lapsed. All shares of restricted stock that have not vested will be forfeited unless the participant has remained a full-time employee of the Company or its subsidiaries until the expiration or termination of the 2010 Plan Restricted Period and all other applicable conditions have been satisfied. Unless otherwise provided by the Compensation Committee in an award agreement, no restricted stock may be assigned, encumbered or transferred except by will or the laws of descent and distribution.

        Changes in Control.    Under the 2010 Plan, upon the occurrence of a Change in Control (as defined below), (1) all stock options outstanding thereunder will become fully vested and immediately exercisable; (2) the target payout attainable under all performance shares outstanding thereunder will be deemed to have been fully earned for the entire performance period and, within thirty days of such Change in Control, such performance shares will be paid out in accordance with the terms thereof (provided that, there will not be an accelerated payout with respect to performance shares granted within less than six months prior to the effective date of such Change in Control), (3) all restrictions on restricted stock outstanding thereunder will lapse and such restricted stock will be delivered to the participant in accordance with the terms thereof (provided that, there will not be an accelerated delivery with respect to restricted stock granted less than six months prior to the effective date of such Change in Control) and (4) the Compensation Committee may, in its discretion, make any other modifications to any awards thereunder as determined by the Compensation Committee to be deemed appropriate before the effective date of such Change in Control.

        Under the 2010 Plan, a "Change in Control" means:

  (1)
  an acquisition by any person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or voting securities of the Company entitled to vote generally in the election of directors; provided that, such acquisition would result in such person beneficially owning twenty-five percent or more of Common Stock or twenty-five percent or more of the combined voting power of the Company's voting securities; and provided further that, immediately prior to such acquisition such person was not a direct or indirect beneficial owner of twenty-five percent or more of Common Stock or twenty-five percent or more of the combined voting power of the Company's voting securities, as the case may be; or

  (2)
  The approval of the Company's stockholders of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction or, if consummation of such corporate transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

  (3)
  A change in the composition of the Company's Board of Directors such that the individuals who, as of the Effective Date, constitute the Board of Directors cease for any reason to constitute at least a majority of the Board; provided that, any individual who becomes a member of the Board of Directors subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by at least a majority of those individuals who are members of the Board of Directors and who were also members of such incumbent Board of Directors (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of such incumbent Board of Directors; and provided further that, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors shall not be so considered as a member of such incumbent Board of Directors.

        Notwithstanding the foregoing, the following will not constitute a Change in Control: (a) any acquisition of Common Stock by any subsidiary of the Company or an employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate thereof; (b) any consummation of a transaction of the type described in sub paragraph (2) above, following which more that fifty percent of the common stock then outstanding of the corporation resulting from such acquisition or transaction and more than fifty percent of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners of Common Stock and the Company's voting securities, respectively, immediately prior to such acquisition or transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or transaction, of Common Stock and the Company's voting securities, as the case may be; or (c) in the event any award issued under the 2010 Plan is subject to Section 409A of the Code and only to the extent necessary for the award to comply with or remain exempt from the requirements of Section 409A of the Code, any event described set forth, if such event would not constitute a "Change in Control" as defined under Section 409A of the Code and the regulations or other guidance issued thereunder.

        Full Value Awards.    The Compensation Committee must grant all "full value awards" (i.e., awards with a net benefit to the participant, without regard to certain restrictions, equal to the aggregate fair market value of the total shares subject to the award) in accordance with the following provisions: (i) all full value awards granted by the Compensation Committee that constitute performance shares must vest no earlier than one (1) year after the date of grant; (ii) all full value awards granted by the

Compensation Committee that constitute "tenure awards" (i.e., awards that vest over time based on the participants continued employment with or service to the Company) must vest no earlier than over the three (3) year period commencing on the date of grant on a pro rata basis; and (iii) the Compensation Committee may not accelerate the date on which all or any portion of a full value award may be vested or waive the period an award is restricted on a full value award except upon the participant's death, total and permanent disability, retirement, or the occurrence of a Change in Control. Notwithstanding the foregoing, for full value awards, the Compensation Committee may, in its sole discretion, grant awards with more favorable vesting provisions, accelerate the vesting, or waive the period an award is restricted, at any time, provided that the shares subject to such awards shall be designated as "exempt shares." As discussed above, only 10% of the shares that may be issued pursuant to an award under the 2010 Plan may be designated as exempt shares.

        Amendment and Termination.    The 2010 Plan may be amended, modified or terminated by the Company's Board of Directors, subject to stockholder approval if such an amendment would:

  (a)
  materially expand the class of participants eligible to participate in the plan;

  (b)
  increase the total number of shares (except as allowed in the event of a stock split, recapitalization or similar event, or a corporate transaction, such as a merger, consolidation or similar event) which may be granted under the Plan;

  (c)
  materially increase the benefits to participants, including any material change to: (i) permit a repricing (or decrease in exercise price) of outstanding awards under the plan; (ii) reduce the price at which shares or options to purchase shares may be offered; or (iii) extend the duration of the plan;

  (d)
  expand the types of awards provided under the plan; or

  (e)
  amend the plan in any manner which the Board of Directors, in its discretion, determines should become effective only if approved by the stockholders.

        Unless earlier terminated by the Board of Directors, the 2010 Plan will terminate on the day prior to the tenth anniversary of the 2010 Plan Effective Date.

        Section 162(m).    The Company may not deduct compensation of more than $1,000,000 that is paid to an individual employed by the Company who, on the last day of the taxable year, either is the Company's principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). To the extent the Compensation Committee determines that Section 162(m) of the Code shall apply to any awards granted pursuant to the 2010 Plan, the Compensation Committee intends that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation. The Compensation Committee is nevertheless empowered to grant awards that would not constitute qualified performance-based compensation under Section 162(m), which may vest based solely on continued employment rather than any performance based criteria. If changes are made to Section 162(m) to permit greater flexibility with respect to any awards available under the 2010 Plan, the Compensation Committee may, subject to the restrictions set forth in the preceding paragraph regarding amendment thereof, make any adjustments it deems appropriate.

        Certain Federal Income Tax Consequences.    The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2010 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder (the "Treasury Regulations"), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

        New Law Affecting Deferred Compensation.    In 2004, a new Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain stock options, certain awards of performance shares, and certain types of restricted stock are subject to Section 409A of the Code.

        Stock Options.    There are generally no federal income tax consequences either to the individual receiving stock options (the "2010 Plan Optionee") or to the Company upon the grant of a stock option under the 2010 Plan. On exercise of a 2010 Plan ISO, the 2010 Plan Optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the 2010 Plan Optionee's 2010 Plan ISOs are exercisable for the first time during any year exceeds $100,000, the 2010 Plan ISOs for the shares over $100,000 will be treated as 2010 Plan NQSOs and not 2010 Plan ISOs, for federal tax purposes, and the 2010 Plan Optionee will recognize income as if the 2010 Plan ISOs were 2010 Plan NQSOs. In addition to the foregoing, if the fair market value of the Common Stock received upon such exercise of a 2010 Plan ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant's particular tax status.

        Generally, if the 2010 Plan Optionee disposes of shares acquired upon exercise of a 2010 Plan ISO within two years of the date of grant or one year of the date of exercise (a "disqualifying disposition"), such optionee will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the taxable year in which such disposition occurred in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less). However, if the 2010 Plan Optionee disposes of shares acquired upon exercise of a 2010 Plan ISO after two years of the date of grant or one year of the date of exercise, the Company will not be entitled to any deduction for tax purposes upon dispositions of such shares, and the entire gain or loss for the 2010 Plan Optionee will be treated as a capital gain or loss. On exercise of a 2010 Plan NQSO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the 2010 Plan Optionee as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares of Common Stock acquired upon exercise of a 2010 Plan NQSO will generally result in a capital gain or loss for the 2010 Plan Optionee, but will have no tax consequences for the Company.

        If a participant pays the exercise price of a stock option with previously-owned shares of Common Stock and the transaction is not a disqualifying disposition of shares of Common Stock previously acquired under a 2010 Plan ISO, the shares of Common Stock received equal to the number of shares of Common Stock surrendered are treated as having been received in a tax-free exchange. The participant's tax basis and holding period for these shares of Common Stock received will be equal to the participant's tax basis and holding period for the shares of Common Stock surrendered. The shares of Common Stock received in excess of the number of shares of Common Stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant's tax basis in these shares of Common Stock will be equal to their fair market value on the date of exercise, and the participant's holding period for such shares will begin on the date of exercise.

        If the use of previously acquired shares of Common Stock to pay the exercise price of a stock option constitutes a disqualifying disposition of shares of Common Stock previously acquired under a 2010 Plan ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares of Common Stock surrendered, determined at the time such shares of Common Stock were originally acquired on exercise of the 2010 Plan ISO, over the aggregate option price paid for such shares of Common Stock. As discussed above, a disqualifying disposition of shares of Common Stock previously acquired under a 2010 Plan ISO occurs when the participant disposes of such shares before the end of the statutory holding period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant's tax basis in the shares of Common Stock that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

        Performance Shares.    The grant of a performance share award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the fair market value of any shares of Common Stock and/or any cash received and the Company will be entitled to a tax deduction in the same amount.

        Restricted Stock.    A participant who receives an award of restricted stock will generally recognize as ordinary income equal to the excess, if any, of the fair market value of the restricted stock, less any amount paid for such restricted stock, at the time when the participant's rights with respect to such restricted stock are no longer subject to a substantial risk of forfeiture. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the restricted stock to recognize ordinary income on the date of the transfer equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. Dividends paid to the participant during the 2010 Plan Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election under Section 83(b) was made. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant's tax basis will be the amount previously taxable as ordinary income plus the purchase price paid by the participant, if any, for such shares. The Company generally will be entitled to a deduction under the Code in the amount and at the time that compensation income is realized by the participant.

        Federal Tax Withholding.    Any ordinary income realized by a participant upon the exercise of an award under the 2010 Plan is subject to withholding of federal, state and local income tax and to withholding of the participant's share of tax under the Federal Insurance Contribution Act ("FICA") and the Federal Unemployment Tax Act ("FUTA"). To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for shares of Common Stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the shares of Common Stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.

        Withholding does not represent an increase in the participant's total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant's tax basis in the shares of Common Stock. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.

        Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

        Other Tax Matters.    If an individual's rights under the 2010 Plan are accelerated as a result of a Change in Control and the individual is a "disqualified individual" under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an "excess parachute payment" under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

Equity Compensation Plan Information

        The following table provides information about our existing compensation plans as of December 31, 2008:

Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance
Equity compensation plans approved by stockholders	811,150	$6.24	401,000	(1)
Equity compensation plans not approved by stockholders	—	—	—

Total	811,150	$6.24	401,000

(1)
Includes 49,500 issuable option shares of our Common Stock available under our 2004 Stock Option and Award Plan, and 351,500 issuable option shares of our Common Stock available under our 2006 Stock Option and Award Plan.

Future Plan Benefits

        The awards that may be granted to eligible participants under the 2010 Plan are subject to the discretion of our Compensation Committee and, therefore, are not determinable at this time. On September 30, 2009, the closing price of our Common Stock was $8.10 per share.

 RATIFICATION AND APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD
OF DIRECTORS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL NO. 3)

Proposal and General Information

        We have selected KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2009, and we are submitting our selection of KPMG for ratification by stockholders at the Annual Meeting.

        Stockholder ratification of the selection of KPMG as our independent registered public accounting firm is not required. If the stockholders fail to ratify the election, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such an appointment would be in our best interests and that of our stockholders.

        The Company's independent registered public accounting firm for the fiscal year ended December 31, 2008 was KPMG. It is expected that one or more representatives of KPMG will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions regarding their audit of our consolidated financial statements and records for the fiscal year ended December 31, 2008.

The Board of Directors recommends a vote FOR the ratification of the selection of KPMG, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

Audit and Non-Audit Fees

        The following table presents fees billed for professional audit services rendered by KPMG as our independent registered public accounting firm for the audit of our annual financial statements for the fiscal years ended December 31, 2008 and 2007:

	2008	2007
Audit fees	$1,116,000	$1,575,936
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total	$1,116,000	$1,575,936

        Audit Fees.    Audit fees include fees and related expenses for professional services rendered by our independent registered public accounting firm for the annual audit of our consolidated financial statements (and the financial statements of certain subsidiaries) and of our internal control over financial reporting, the quarterly review of our financial statements, review of other documents filed with the SEC, and services that are normally provided in connection with statutory and regulatory filings.

        Audit-Related Fees.    We did not engage KPMG for audit-related services for fiscal years 2008 and 2007.

        Tax Fees.    We did not engage KPMG for tax services for fiscal years 2008 and 2007.

        All Other Fees.    We did not engage KPMG for other services for fiscal years 2008 and 2007.

Approval of Independent Registered Public Accounting Firm Services and Fees

        The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the Company's independent auditor. Except as noted below, no audit services or non-audit services shall be provided to the Company by the independent auditor unless first pre-approved by the Audit Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC. If the Audit Committee approves an audit service within the scope of the engagement of the independent auditor, such audit service shall be deemed to have been pre-approved.

        Pre-approval shall not be required for non-audit services provided by the independent auditor, if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than the five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which such non-audit services are provided, (ii) such non-audit services were not recognized by the Company at the time of the independent auditor's engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

        The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approval of certain non-audit services. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Audit Committee for its approval at its next scheduled meeting.

Report of the Audit Committee

        The Audit Committee assists the Board in oversight of the quality and integrity of the Company's accounting, auditing, and financial reporting practices. In performing our oversight function, we have reviewed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2008, as amended, and met with both management and KPMG (independent registered public accounting firm) to discuss those consolidated financial statements. Management has represented to us that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. We have received from and discussed with KPMG the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). We also have (1) discussed with KPMG its independence from FirstCity; (2) discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended; and (3) with and without management present, discussed and reviewed the results of KPMG's audit of (i) the Company's consolidated financial statements, and (ii) the effectiveness of internal control over financial reporting.

        Based on these reviews and discussions, and subject to the limitations on the role of the Audit Committee and the Audit Committee's responsibility described in the Audit Committee's written charter, the Audit Committee recommended to the Board that FirstCity's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as amended.

The Audit Committee: Richard E. Bean, Chairman C. Ivan Wilson Robert E. Garrison, II

 STOCKHOLDER PROPOSALS AND NOMINATIONS

        Pursuant to the Securities Exchange Act of 1934 ("Exchange Act"), and regulations under the Exchange Act, individual stockholders have a limited right to propose for inclusion in the Proxy Statement a single proposal for action to be taken at an annual meeting of the stockholders. Proposals intended to be presented at the annual meeting to be held in 2010 must be received at the Company's principal executive offices no later than June 3, 2010. Such proposals should be addressed as follows: FirstCity Financial Corporation, P.O. Box 8216, Waco, Texas 76714, Attention: Secretary.

        Stockholder proposals submitted outside of the SEC's procedures for including such proposals in the Company's proxy must be mailed or delivered to the attention of the Secretary at the address above and must, in the case of a proposal with respect to the annual meeting to be held in 2010, be received by the Company no later than June 3, 2010. The proposal must comply, in all respects, with the requirements set forth in the Company's bylaws, and the Board may reject any proposal not made in accordance with these requirements. A copy of these requirements is available upon request from the Secretary of the Company at the address set forth above.

        With respect to nominations of one or more persons for election as directors, written notice of the stockholder's intent to make such nomination(s), which notice must comply in all respects with the requirements therefore set forth in the Company's bylaws, must be mailed or delivered to the attention of the Secretary at the address above and must be received by the Company no later than thirty days, and no sooner than sixty days, prior to the date of the 2010 annual meeting of stockholders or, if such annual meeting is not publicly announced at least forty days prior to the date of such annual meeting, no later than the close of business ten days after the date of such public announcement. The nomination must be made in accordance with the provisions in the Company's bylaws, and if the presiding officer of the annual meeting determines that the nomination does not comply with the provisions, he may cause the nomination to be disregarded. A copy of the nomination provisions is available upon request from the Secretary of the Company at the address set forth above.

ADDITIONAL INFORMATION

Annual Report on Form 10-K and Related Amendments

        We are providing with this Proxy Statement a copy of our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 31, 2009 (as amended by Form 10-K/A Amendment No. 1 filed on April 30, 2009), which includes, among other things, the Company's audited consolidated balance sheets at December 31, 2008 and 2007, and the Company's audited consolidated statements of operations, statements of stockholders' equity and comprehensive income and statements of cash flows as of or for each of the years in the three-year period ended December 31, 2008. Any registered stockholder who wishes to receive a copy of the Annual Report on Form 10-K or Proxy Statement may: (1) call FirstCity's investor relations liaison at (866) 652-1810; or (2) mail a request to receive separate copies to: FirstCity Financial Corporation, 6400 Imperial Dr., P.O. Box 8216, Waco, Texas 76714-8216, Attention: Secretary, and we will promptly deliver the Annual Report and/or Proxy Statement to you upon your request. In addition, a copy of the Company's 2008 Annual Report on Form 10-K, this Proxy Statement, and other periodic filings may be obtained from our website at www.fcfc.com under the "Investors" section and from the SEC's EDGAR database at www.sec.gov.

 OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted by the proxy holders in accordance with their best judgment.

By Order of the Board of Directors,

October 1, 2009	Lotte D. Bostick Secretary

APPENDIX A

FIRSTCITY FINANCIAL CORPORATION
2010 STOCK OPTION AND AWARD PLAN

ARTICLE 1.    Establishment, Purpose and Duration

        1.1    Establishment of the Plan.    FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation ("FIRSTCITY") establishes this FIRSTCITY FINANCIAL CORPORATION 2010 Stock Option and Award Plan (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Performance Shares and Restricted Stock.

        Subject to approval by FIRSTCITY's stockholders at their 2009 Annual Meeting, the Plan shall become effective as of April 1, 2010 (the "Effective Date") and shall remain in effect as provided in Section 1.3.

        1.2    Purpose of the Plan.    The purpose of the Plan is to secure for FIRSTCITY and its stockholders the benefits of the incentive inherent in stock ownership in FIRSTCITY by key employees, directors and other persons who are largely responsible for its future growth and continued success. The Plan promotes the success and enhances the value of FIRSTCITY by linking the personal interests of Participants to those of FIRSTCITY's stockholders, and by providing Participants with an incentive for outstanding performance.

        The Plan is further intended to provide flexibility to FIRSTCITY in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

        1.3    Duration of the Plan.    The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15, until the day prior to the tenth (10th) anniversary of the Effective Date.

        1.4    Types Of Options.    The Options granted under the Plan are intended to be either Incentive Stock Options within the meaning of Code Section 422, or options that do not meet the requirements for Incentive Stock Options ("Nonqualified Stock Options"). FIRSTCITY makes no warranty, however, as to the qualification of any Option as an Incentive Option.

ARTICLE 2.    Definitions

        Whenever used herein, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

          (a)   "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Performance Shares or Restricted Stock.

          (b)   "Award Agreement" means a written agreement entered into by a Participant and FIRSTCITY, setting forth the terms and provisions applicable to an Award granted to such Participant hereunder.

          (c)   "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

          (d)   "Board" or "Board of Directors" means the Board of Directors of FIRSTCITY.

          (e)   "Cause" means: (i) willful or negligent misconduct on the part of a Participant that is detrimental to FIRSTCITY; or (ii) the indictment of a Participant for the commission of a felony. The existence of "Cause" under either (i) or (ii) shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause" and/or provides a means of determining whether "Cause" exists, such definition of "Cause" and the means of determining its existence shall apply to the Participant for purposes hereof in lieu of the definition provided in this Section 2(e).

          (f)    "Change in Control" shall be deemed to have occurred upon:

              (i)  An acquisition by any Person of Beneficial Ownership of the Shares then outstanding ("FIRSTCITY Common Stock Outstanding") or the voting securities of FIRSTCITY then outstanding entitled to vote generally in the election of directors ("FIRSTCITY Voting Securities Outstanding"); provided such acquisition of Beneficial Ownership would result in the Person's beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of FIRSTCITY Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of FIRSTCITY Voting Securities Outstanding; and provided further, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of FIRSTCITY Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of FIRSTCITY Voting Securities Outstanding, as the case may be; excluding, however, any acquisition of shares of common stock of FIRSTCITY by, or consummation of a Corporate Transaction with, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by FIRSTCITY or an affiliate; or

             (ii)  The approval of the stockholders of FIRSTCITY of a reorganization, merger consolidation, complete liquidation or dissolution of FIRSTCITY, the sale or disposition of all or substantially all of the assets of FIRSTCITY or similar corporate transaction (in each case referred to in this Section 2(f) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly);or

            (iii)  A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, however, for purposes of this Section 2(f), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by FIRSTCITY's stockholders, was approved by individuals who are members of the Board (i) who constituted at least a majority of the members of the Board who elected or nominated for election such individual to be a member of the Board (such nominating members of the Board being the independent directors of the Board or the nominations committee comprised solely of independent directors) and (ii) who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board: but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act, including any successor to such rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

Notwithstanding the provisions set forth in subparagraph (ii) of this Section 2(f), the following shall not constitute a Change in Control for purposes hereof: (1) any acquisition of shares of common stock of FIRSTCITY, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of the shares of common stock then outstanding of the corporation resulting from such acquisition or Corporate Transaction and more than fifty percent (50%) of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners of FIRSTCITY Common Stock Outstanding and FIRSTCITY Voting Securities Outstanding, respectively, immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of FIRSTCITY Common Stock Outstanding and FIRSTCITY Voting Securities Outstanding, as the case may be; or (2) in the event any Award issued under the Plan is subject to Code Section 409A and only to the extent necessary for the Award to comply with or remain exempt from the requirements of Code Section 409A , any event described in this Section 2(f), if such event would not constitute a "Change in Control" as defined under Code Section 409A and the regulations or other guidance issued thereunder.

          (g)   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (h)   "Committee" means the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in Article 3.

          (i)    "Corporation" means any entity that (i) is defined as a corporation under Code Section 7701 and (ii) is FIRSTCITY or is in an unbroken chain of corporations (other than FIRSTCITY) beginning with FIRSTCITY, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a "corporation" if it satisfies the definition of a corporation under Code Section 7701.

          (j)    "Director" means any individual who is a member of the Board of Directors.

          (k)   "Disability" shall have the meaning ascribed to such term in the FIRSTCITY long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Code Section 22(e)(3). Notwithstanding the foregoing provisions of this Section 2(k), in the event an Award issued under the Plan is subject to Code Section 409A , then, in lieu of the foregoing definition and to the extent necessary for the Award to comply with or remain exempt from the requirements of Code Section 409A , the definition of "Disability" for purposes of such Award shall be the definition of "disability" provided under Code Section 409A and the regulations or other guidance issued thereunder.

          (l)    "Employee" means any full-time, salaried employee of FIRSTCITY or one of FIRSTCITY's Subsidiaries.

          (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time; or any successor act thereto.

          (n)   "Fair Market Value" shall be determined as follows:

              (i)  On the relevant date, if the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

             (ii)  On the relevant date, if the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on a regular, active public market without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such over-the-counter market as reported by such regular, active public market on that date, or, if there is not such quoted bid and market prices on the relevant date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by such regular, active public market on the immediately preceding day such bid and asked prices were quoted. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a "regular, active public market;" and

            (iii)  If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee using a reasonable valuation method in accordance with the requirements of Code Section 409A and the regulations or other guidance issued thereunder.

          (o)   "Final Award" means the actual award earned during a Performance Period (as defined in Section 7.2 below) by a Participant, as determined by the Committee at the end of the Performance Period pursuant to Article 7.

          (p)   "Incentive Payment Date" means the seventy-fifth (75th) day following the last day of the Performance Period during which the Final Award under Article 7 was earned, or such earlier date upon which Final Awards are paid to Participants.

          (q)   "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Code Section 422.

          (r)   "Insider" shall mean a Person who is, on the relevant date, a director, officer or beneficial owner of ten percent (10%) or more of any class of FIRSTCITY's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

          (s)   "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 which is not intended to meet the requirements of Code Section 422.

          (t)    "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

          (u)   "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

          (v)   "Participant" means an Employee, director or other person who has been granted an Award which is outstanding.

          (w)  "Performance Share" means a unit of measurement under an Award of shares granted to a Participant, as described in Article 7.

          (x)   "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

          (y)   "Plan Year" shall mean, for purposes of Article 7, FIRSTCITY's fiscal year which coincides with each calendar year during the term hereof.

          (z)   "Retirement" shall have the meaning ascribed to such term in the FIRSTCITY FINANCIAL CORPORATION Employees Profit Sharing and Retirement Plan, as such may be amended from time to time.

          (aa) "Restricted Stock" means an Award of restricted Shares granted in accordance with the terms of Article 8 and the other provisions hereof.

          (ab) "Shares" means the shares of common stock of FIRSTCITY, par value $0.01 per share.

          (ac) "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with FIRSTCITY, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if FIRSTCITY or any corporation described in item (i) above owns, directly or indirectly, a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of FIRSTCITY, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

ARTICLE 3.    Administration

        3.1    The Committee.    Subject to the terms of this Article 3, the Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board so long as the Compensation Committee or such other Committee consists of not less than two (2) Directors who meet the "non-employee director" requirements of Rule 16b-3 or any successor thereto under the Exchange Act and each of whom qualifies as an "outside director" under Code Section 162(m) or any successor thereto under the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

        3.2    Authority of the Committee.    Subject to the provisions hereof, the Committee shall have full power to select the Employees and other Persons who are responsible for the future growth and success of FIRSTCITY, who may include, without limitation, consultants, independent contractors, directors or other providers of services to FIRSTCITY, who shall participate herein (who may change from year to year); determine the size and types of Awards, determine the terms and conditions of Awards in a manner consistent herewith (including vesting provisions and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into hereunder; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided herein, including to establish different terms and conditions relating to the effect of the termination of employment or other service to FIRSTCITY. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration hereof.

        With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Code Section 422, Code Section 162(m), the rules of any exchange or inter-dealer quotation system upon which FIRSTCITY's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

        3.3    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions hereof and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including FIRSTCITY, the stockholders, Employees, Participants and their estates and beneficiaries.

ARTICLE 4.    Authorized Shares

        4.1    Number of Shares.    Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of Awards shall be an aggregate of 300,000 Shares, 100% of which may be granted as Incentive Stock Options. These Shares may, in the discretion of FIRSTCITY, be either authorized but unissued Shares, Shares held as treasury shares, or Shares purchased by FIRSTCITY on the open market or otherwise. Subject to adjustment as provided in Section 4.3 and Article 12 below, and notwithstanding anything to the contrary contained herein, the aggregate number of all Awards that may be granted to any officer of FIRSTCITY or a Subsidiary who is either subject to Section 16 of the Exchange Act or a "covered employee" as defined in Code Section 162(m)(3) shall be 100,000 Shares. During the terms of this Plan, FIRSTCITY will at all times reserve and keep available the number of Shares that shall be sufficient to satisfy the requirements of this Plan.

        The following rules shall apply for purposes of the determination of the number of Shares available for grant hereunder:

          (a)   The grant of an Option or Restricted Stock shall reduce the Shares available for grant hereunder by the number of Shares subject to such Award, regardless of vesting status of the Shares subject to such Award; and

          (b)   In connection with the grant of Performance Shares, the Committee shall in each case determine the appropriate number of Shares to reduce from the Shares available for grant hereunder.

        4.2    Reuse of Shares.    If any Award is canceled, terminates, expires or lapses for any reason, in whole or in part, then the number of Shares subject to such Award so canceled, terminated, expired or lapsed shall again be available for grant of an Award. In the event that previously acquired Shares are delivered to FIRSTCITY in full or partial payment of the exercise price for the exercise of an Option granted under this Plan, the number of Shares available for future Awards under this Plan shall be reduced only by the net number of Shares issued upon the exercise of the Option. Notwithstanding any provisions of the Plan to the contrary, only Shares forfeited back to FIRSTCITY, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 4.1 above as the maximum number of Shares that may be delivered pursuant to Incentive Stock Options.

        4.3    Adjustment in Authorized Shares.    In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of FIRSTCITY, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of FIRSTCITY, such adjustment shall be made in the number and class of Shares which may be delivered hereunder, and in the number and class of and/or price of Shares subject to outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Incentive Stock Option to violate Code Section 422. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which FIRSTCITY is subject. Upon the occurrence of any such adjustment or cash payment, FIRSTCITY shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 5.    Eligibility and Participation

        Any key Employee, including any such Employee who is also a director of FIRSTCITY, or of any Subsidiary, or any other Person, including directors, consultants, independent contractors or other service providers, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of FIRSTCITY or any Subsidiary shall be eligible to receive an Award. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any such Employee or other Person. In determining the Employees and other Persons to whom an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective Persons, their present and potential contributions to the success of FIRSTCITY or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes hereof; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of who is to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 6.    Stock Options

        6.1    Grant of Options.    Subject to the terms and provisions hereof, Options may be granted to Employees or other Persons at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that in the case of any ISO, only an Employee may receive such grant and the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares to which ISOs are exercisable for the first time by the Optionee during any calendar year (hereunder and under all other Incentive Stock Option Plans of FIRSTCITY and any Subsidiary) shall not exceed $100,000. Subject to the terms of the Plan, the Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants.

        Subject to adjustment as provided in Section 4.3 and Article 12, and notwithstanding anything to the contrary contained herein, the maximum number of Options that a Participant can be granted hereunder during any twelve month period is 50,000 Shares.

        6.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Award Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified to be treated as an ISO (even if designated as an ISO) shall be a NQSO. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on FIRSTCITY's stock transfer records.

        6.3    Option Price.    The Option Price for each grant of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the ISO is granted. In no event, however, shall any Participant, who at the time he would otherwise be granted an Option owns (within the meaning of Code Section 424(d)) stock of FIRSTCITY possessing more than ten percent (10%) of the total combined voting power of all classes of stock of FIRSTCITY be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. The price at which each Share covered by each NQSO shall be purchased by an Optionee shall be established by the Committee, but in no event shall such price be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

        6.4    Duration of Options.    Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Code Section 424(d)) stock of FIRSTCITY possessing more than ten percent (10%) of the total combined voting power of all classes of stock in FIRSTCITY, shall be exercisable not later than the fifth (5th) anniversary date of its grant.

        6.5    Exercise of Options.    Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. Except as otherwise provided in the Award Agreement and Article 11, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

        6.6    Payment.    Options shall be exercised by the delivery of a written notice of exercise to FIRSTCITY, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to FIRSTCITY in full either: (a) in cash, or (b) if approved by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

        As soon as reasonably practicable after receipt of a written notification of exercise and full payment, FIRSTCITY shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Options(s).

        6.7    Termination of Employment Due to Death, Disability or Retirement.    Unless otherwise provided by the Committee in an Award Agreement, the following rules shall apply in the event of the Participant's termination of employment due to his or her death, Disability, or Retirement. With respect to a Participant who is a non-employee Director of FIRSTCITY or is otherwise not an Employee, the following references to employment shall be deemed to be references to service as a Director or in such other capacity as is determined by the Committee:

          (a)   if any Participant dies while in the employ of FIRSTCITY or a Subsidiary or during either the one (1) year or three (3) month period, whichever is applicable, specified in clauses (b) and (c) below, any Option granted hereunder, unless otherwise specified by the Committee in the applicable Award Agreement, shall be exercisable at any time up to and including the date that is one (1) year after the date of death for any or all of such number of Shares that are vested and exercisable by such Participant at the time of death, by the legal representative of such Participant or by such person who acquired such Option by bequest or inheritance or by reason of the death of such Participant;

          (b)   if any Participant's employment terminates by reason of such Participant's Disability, any Option granted hereunder shall be exercisable for any or all of such number of Shares that are vested and exercisable by such Participant at the effective date of termination of employment by reason of Disability, at any time up to and including the date that is one (1) year after such termination, unless otherwise specified by the Committee in the applicable Award Agreement;

          (c)   if any Participant's employment is terminated (i) by reason of the Participant's Retirement, (ii) by the Participant for "good reason" (only if such Participant is party to a written employment agreement with FIRSTCITY or any Subsidiary which expressly provides for termination by the Participant for "good reason," and such Participant validly terminates his or her employment), or (iii) by the employer other than for Cause (as defined herein) such Option, unless otherwise specified by the Committee in the applicable Award Agreement, shall be exercisable for any or all of the number of Shares that are vested and exercisable by such Participant at the effective date of termination of employment, at any time up to and including the date that is three (3) months after the effective date of such termination of employment; and

          (d)   if any Participant's employment terminates for any reason other than that provided for in clauses (a), (b) or (c) above, such Option, unless otherwise specified by the Committee in the applicable Award Agreement, shall, to the extent not exercised prior to the date of such termination, become immediately null and void.

        None of the events described in clauses (a), (b) or (c) above shall extend the period of exercisability of the Option beyond the expiration date thereof.

        When the employment of a Participant terminates for any reason, all Options held by the Participant which are not vested as of the effective date of the termination of employment shall be forfeited to FIRSTCITY (and shall once again become available for grant hereunder in accordance with the provisions of Section 4.2 above). However, the Committee, in its sole discretion, shall have the right to immediately vest all or a portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

        6.8    Limited Transferability.

          (a)   Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 6.8(a) that is not required for compliance with Code Section 422.

          (b)   A Participant may transfer a Nonqualified Stock Option to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Award Agreement evidencing such Nonqualified Stock Option expressly provides that the Nonqualified Stock Option may be transferred and (ii) the Participant does not receive any consideration in any form whatsoever for said transfer. Any Nonqualified Stock Options so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Nonqualified Stock Options immediately prior the transfer thereof. Any reference in any such Award Agreement to the employment by or performance of services for FIRSTCITY by the Participant shall continue to refer to the employment of or performance by the transferring Participant. For purposes hereof, "Immediate Family" shall mean the Participant and the Participant's spouse, and their respective ancestors and descendants.

          (c)   Notwithstanding anything to the contrary contained herein, any Option that is granted pursuant to any Award Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 7.    Performance Shares

        7.1    Grant of Performance Shares.    Subject to the terms hereof, Performance Shares may be granted to eligible Participants at any time and from time to time for no consideration, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Shares granted to each Participant; provided, however, that unless and until FIRSTCITY's stockholders vote to change the maximum number of Performance Shares that may be earned by any one Participant (subject to the terms of Article 12,) none of the Participants may earn more than 50,000 Performance Shares with respect to any Performance Period.

        7.2    Value of Performance Shares.    Each Performance Share shall have a value equal to the Fair Market Value of a Share on the date the Performance Share is earned. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be earned by the eligible Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Except as otherwise provided by Article 20 below, Performance Periods shall, in all cases, equal or exceed two (2) years in length. The performance goals shall be established at the beginning of the Performance Period (or within such time period as is permitted by Code Section 162(m)).

        Unless and until FIRSTCITY's stockholders vote to change the general performance measures (subject to the terms of Article 12), the attainment of which shall determine the number of Performance Shares earned hereunder, the Committee will use one or more of the following performance measures for purposes of grants to Participants: total shareholder return, return on equity, earnings per share (whether on a pre-tax, after-tax, operational or other basis); ratio of operating overhead to operating revenue; cash flow; cost; ratio of debt to debt plus equity; net borrowing; credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Shares; return on assets, equity or stockholders' equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Each Plan Year, the Committee, in its sole discretion, may select among the performance measures specified in this Section 7.2 and set the relative weights to be given to such performance measures.

        7.3    Earning of Performance Shares.    After the applicable performance period has ended, the Committee shall certify the extent to which the established performance goals have been achieved. Subsequently, each holder of Performance Shares shall be entitled to receive payout on the number of Performance Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee shall have no discretion to increase the amount of a Final Award otherwise payable to a Participant under this Article 7.

        7.4    Form and Timing of Payment of Performance Shares.    Payment of earned Performance Shares shall be made, in a single lump sum, promptly but in no event later than the Incentive Payment Date. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which have, as of the close of the applicable performance period, an aggregate Fair Market Value equal to the value of the earned Performance Shares.

        7.5    Termination of Employment Due to Death, Disability or Retirement or at the Request of FIRSTCITY Without Cause.    Unless otherwise specified by the Committee in the applicable Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability or Retirement or by FIRSTCITY without Cause during a performance period, the Participant shall receive a prorated payout with respect to the Performance Shares. With respect to a Participant who is a non-employee Director of FIRSTCITY or is otherwise not an Employee, the foregoing reference to employment shall be deemed to be a reference to service as a Director or in such other capacity as is determined by the Committee. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Shares during the performance period, and shall further be adjusted based on the achievement of the established performance goals at the time of his termination.

        Payment of earned Performance Shares shall be made at the same time payments are made to Participants who did not terminate employment during the applicable performance period.

        7.6    Termination of Employment for Other Reasons.    Unless otherwise specified by the Committee in the applicable Award Agreement, in the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 7.5, all Performance Shares shall be forfeited by the Participant to FIRSTCITY.

        7.7    Nontransferability.    Unless the Committee provides otherwise in the Award Agreement, Performance Shares which are not yet earned may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, an eligible Participant's Performance Share rights hereunder shall be exercisable during the Participants' lifetime only by the Participant or the Participant's legal representative.

ARTICLE 8.    Restricted Stock

        8.1    Grants.    The Committee may from time to time in its discretion grant Restricted Stock to Participants and may determine the number of Shares of Restricted Stock to be granted and the terms and conditions of, and the amount of payment, if any, to be made by the Participant for, such Restricted Stock. A grant of Restricted Stock may require the Participant to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Participant can purchase the Shares of Restricted Stock. Each grant of Restricted Stock will be evidenced by an Award Agreement containing terms and conditions not inconsistent herewith as the Committee shall determine to be appropriate in its sole discretion. Such Restricted Stock shall be granted subject to the restrictions prescribed pursuant hereto and the Award Agreement.

        Subject to adjustment as provided in Section 4.3 and Article 12, and notwithstanding anything to the contrary contained herein, the maximum number of Shares that a Participant can be granted hereunder during any twelve month period relating to an Award of Restricted Stock is 50,000 Shares.

        8.2    Restricted Period; Lapse of Restrictions.    Except as otherwise provided by Article 20 below, at the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides in the applicable Award Agreement, shall not be less than one (1) year. Subject to the other provisions of this Article 8 and the terms of the Award Agreement, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or, other than, the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation, (a) the death, Disability or Retirement of the Participant to whom Restricted Stock is granted, (b) the occurrence of a Change in Control or (c) the attainment of certain performance measures (as specified in Section 7.2). The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

        8.3    Rights of Holder; Limitations Thereon.    Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's account. Following such registration, the Participant shall have rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

          (a)   The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

          (b)   None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

          (c)   All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Restricted Stock shall terminate without further obligation on the part of FIRSTCITY unless the Participant has remained a full-time employee of FIRSTCITY or any of its Subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Restricted Stock. Upon forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to FIRSTCITY without further action by the Participant, and shall, in accordance with Section 4.2, again be available for grant hereunder.

        With respect to any Shares received as a result of adjustments under Section 4.3 and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8.

        8.4    Delivery of Unrestricted Shares.    Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Restricted Stock (including, without limitation, the restrictions specified in Section 8.5) shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. FIRSTCITY shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 14.

        8.5    Nonassignability of Restricted Stock.    Unless the Committee provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to any Restricted Stock, or in any instrument evidencing any grant hereunder, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or by the laws of descent and distribution.

ARTICLE 9.    Beneficiary Designation

        Each Participant hereunder may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit hereunder is to be paid in case of his death before he receives any or all of such benefit. Each designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by FIRSTCITY and shall be effective only when filed by the Participant, in writing, with FIRSTCITY during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

        The Committee may require that the spouse of a married Participant domiciled in a community property jurisdiction join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 10.    Rights of Employees

        10.1    Employment.    Nothing herein shall interfere with or limit in any way the right of FIRSTCITY or a Subsidiary to terminate any Participant's employment or engagement by FIRSTCITY or a Subsidiary at any time, nor confer upon any Participant any right to continue in the employ or service of FIRSTCITY or a Subsidiary. For purpose hereof, transfer of employment of a Participant between FIRSTCITY and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

        10.2    Participation.    No Employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

ARTICLE 11.    Change in Control

        Upon the occurrence of a Change in Control, except as provided in the Award Agreement or unless otherwise specifically prohibited by the terms of Article 19:

          (a)   Any and all Options granted hereunder shall become fully vested and immediately exercisable;

          (b)   The target payout opportunity attainable under all outstanding Performance Shares shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change in Control, and all earned Performance Shares shall be paid out in accordance with Section 7.4 to Participants within thirty (30) days following the effective date of the Change in Control; provided, however, that there shall not be an accelerated payout with respect to Performance Shares which were granted less than six (6) months prior to the effective date of the Change in Control;

          (c)   All restrictions on a grant of Restricted Stock shall lapse and such Restricted Stock shall be delivered to the Participant in accordance with Section 8.4; provided, however, that there shall not be an accelerated delivery with respect to Restricted Stock which was granted less than six (6) months prior to the effective date of the Change in Control; and

          (d)   Subject to Article 15, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change of Control.

ARTICLE 12.    Recapitalization, Merger and Consolidation

        12.1    No Effect on FIRSTCITY's Authority.    The existence of this Plan and Awards granted hereunder shall not affect in any way the right or power of FIRSTCITY or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in FIRSTCITY's capital structure and its business or any Change in Control, or any merger or consolidation of FIRSTCITY, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Shares or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of FIRSTCITY, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        12.2    Conversion of Awards Where FIRSTCITY Survives.    Subject to any required action by the stockholders and except as otherwise provided in Section 12.4 hereof or as may be required to comply with Code Section 409A and the regulations or other guidance issued thereunder, if FIRSTCITY shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Award granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of Shares subject to the Award would have been entitled.

        12.3    Exchange or Cancellation of Awards Where FIRSTCITY Does Not Survive.    Except as otherwise provided in Section 12.4 hereof or as may be required to comply with Code Section 409A and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which FIRSTCITY is not the surviving or resulting corporation, there shall be substituted for each Share subject to the unexercised portions of outstanding Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of FIRSTCITY in respect to each Share held by them, such outstanding Awards to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

        12.4    Cancellation of Incentives.    Notwithstanding the provisions of Section 12.3 and 12.4 hereof and except as otherwise as may be required to comply with Code Section 409A and the regulations or other guidance issued thereunder, all Awards may be canceled by FIRSTCITY, in its sole discretion, as of the effective date of any Change in Control, reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of FIRSTCITY, or of any dissolution or liquidation of FIRSTCITY, by either:

          (a)   giving notice to each Participant or his personal representative of its intention to cancel such Awards and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the Shares subject to such outstanding Awards, including in the Board's discretion some or all of the Shares as to which such Awards would not otherwise be vested and exercisable; or

          (b)   paying the Participant an amount equal to a reasonable estimate of the difference between the net amount per Share payable in such transaction or as a result of such transaction, and the exercise price per Share of such Award (hereinafter the "Spread"), multiplied by the number of Shares subject to the Award. In cases where the Shares constitute, or would after exercise, constitute Restricted Stock, FIRSTCITY, in its discretion may include some or all of those Shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Awards shall be made, such as deeming the Awards to have been exercised, with FIRSTCITY receiving the exercise price payable thereunder, and treating the Shares receivable upon exercise of the Awards as being outstanding in determining the net amount per Share. In cases where the proposed transaction consists of the acquisition of assets of FIRSTCITY, the net amount per Share shall be calculated on the basis of the net amount receivable with respect to Shares upon a distribution and liquidation by FIRSTCITY after giving effect to expenses and charges, including but not limited to taxes, payable by FIRSTCITY before such liquidation could be completed.

          (c)   An Award that by its terms would be fully vested or exercisable upon a Change in Control, reorganization, merger, consolidation, share exchange, proposed sale of all or substantially all of the assets of FIRSTCITY or dissolution or liquidation of FIRSTCITY will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13.    Liquidation or Dissolution

        Subject to Section 12.4 hereof, in case FIRSTCITY shall, at any time while any Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or

(ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each Share which such Participant would have been entitled to receive under the Award, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each Share. If FIRSTCITY shall, at any time prior to the expiration of any Award, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Section 4.3 hereof.

ARTICLE 14.    Awards in Substitution For Awards Granted by Other Entities

        Awards may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or directors of FIRSTCITY or any Subsidiary as a result of a merger or consolidation of the employing entity with FIRSTCITY or any Subsidiary, the acquisition by FIRSTCITY or any Subsidiary of equity of the employing entity, or any other similar transaction pursuant to which FIRSTCITY or any Subsidiary becomes the successor employer. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted.

ARTICLE 15.    Amendment, Modification and Termination

        15.1    Amendment, Modification and Termination.    The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided that, unless approved by the holders of a majority of the total number of Shares of FIRSTCITY represented and voted at a meeting at which a quorum is present, no amendment shall be made hereto if such amendment would (a) materially expand the class of participants eligible to participate in the Plan; (b) increase the total number of Shares (except as provided in Section 4.3) which may be granted hereunder, as provided in Section 4.1; (c) materially increase the benefits to Participants, including any material change to: (i) permit a repricing (or decrease in exercise price) of outstanding Awards; (ii) reduce the price at which Shares or Options to purchase Shares may be offered; or (iii) extend the duration of the Plan; (d) expand the types of Awards provided under the Plan; or (e) amend the Plan in any manner which the Board, in its discretion, determines should become effective only if approved by the stockholders even though such stockholder approval is not expressly required hereby or by law. No amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such rule, shall be effective unless such amendment shall be approved by the requisite vote of stockholders.

          15.2    Awards Previously Granted.    No termination, amendment or modification hereof shall adversely affect in any material way any Award previously granted hereunder without the written consent of the Participant holding such Award.

          15.3    Compliance With Code Section 162(m).    At all times when the Committee determines that compliance with Code Section 162(m) is desired, all Awards shall comply with requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.

ARTICLE 16.    Withholding

        FIRSTCITY may require an Employee exercising a Nonqualified Stock Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Stock Option in a disqualifying disposition (within the meaning of Code Section 421(b)), to reimburse the entity which employs such Employee for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such entity in respect of the issuance or disposition of such Shares. In lieu thereof, the entity which employs such Employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such entity to the Employee upon such terms and conditions as the Committee shall prescribe. The entity that employs such Employee may, in its discretion, hold the stock certificate to which such Employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that an entity becomes subject to a withholding obligation under applicable law with respect to the exercise of a Nonqualified Stock Option (the "Tax Date"), except as set forth below, a holder of a Nonqualified Stock Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing the entity to withhold from Shares issuable in the related exercises either a specified value (in either case not in excess of the related personal tax liabilities), (b) tendering Shares previously issued pursuant to the exercise of an Option or other shares of FIRSTCITY's Common Stock owned by the holder, provided such Shares were held by the holder for at least six (6) months prior to their tender or (c) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld Shares and other shares of Common Stock tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, the entity shall be authorized, without the prior written consent of the Employee, to effect any such withholding upon exercise of a Nonqualified Stock Option by retention of Shares issuable upon such exercise having a Fair Market Value equal to the amount to be withheld; provided, however, that the entity shall not be authorized to effect such withholding without the prior written consent of the Employee if such withholding would subject such Employee to liability under Section 16(b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to Employees subject to the reporting requirements of Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the rules established by the Securities and Exchange Commission (the "Commission") under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

ARTICLE 17.    Indemnification

        Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by FIRSTCITY against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act hereunder and against and from any and all amounts paid by him in settlement thereof, with FIRSTCITY's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give FIRSTCITY an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under FIRSTCITY's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that FIRSTCITY may have to indemnify them or hold them harmless.

ARTICLE 18.    Successors

        All obligations of FIRSTCITY hereunder, with respect to Awards, shall be binding on any successor to FIRSTCITY, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of FIRSTCITY.

ARTICLE 19.    Legal Construction

        19.1    Investment Intent.    FIRSTCITY may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Awards granted or the Shares to be purchased or transferred are being acquired for investment and not with a view to their distribution.

        19.2    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        19.3    Severability.    In the event any provision hereof shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts hereof, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        19.4    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        19.5    Regulatory Approvals and Listing.    FIRSTCITY shall not be required to issue any certificate or certificates for Shares hereunder prior (i) to obtaining any approval from any governmental agency which FIRSTCITY shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange or Nasdaq on which FIRSTCITY's Shares may be listed or quoted and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which FIRSTCITY shall, in its sole discretion, determine to be necessary or advisable.

        Notwithstanding any other provision set forth herein, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant hereto to any insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then current Rule 16a-1 under the Exchange Act.

        19.6    Securities Law Compliance.    With respect to Insiders, transactions hereunder are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions hereof or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

        19.7    Governing Law.    To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE 20.    Limitations on Acceleration of Award Vesting

        20.1    Application.    The provisions of this Article 20 shall apply notwithstanding any provisions of this Plan to the contrary.

        20.2    Definitions.

          (a)   "Exempt Shares" means shares of Shares designated as "Exempt Shares" pursuant to Section 20.3.

          (b)   "Full Value Award" means any Award with a net benefit to the Participant, without regard to any restrictions such as those described in Section 8.3, equal to the aggregate Fair Market Value of the total Shares subject to the Award. Full Value Awards include Restricted Shares and Performance Shares, but do not include Options.

          (c)   "Tenure Award" means an Award hereunder of Shares, or rights based upon, payable in, or otherwise related to, Shares that vests over time based upon the Participant's continued employment with or service to FIRSTCITY or its Subsidiaries.

        20.3    Number of Shares Available for Awards.    No more than 10% of the Shares that may be delivered pursuant to Awards under Section 4.1 may be shares designated as "Exempt Shares."

        20.4    Full Value Award Vesting.    Except as otherwise provided herein, the Committee must grant all Full Value Awards in accordance with the following provisions:

          (a)   All Full Value Awards granted by the Committee that constitute Performance Shares must vest no earlier than one (1) year after the date of grant.

          (b)   All Full Value Awards granted by the Committee that constitute Tenure Awards must vest no earlier than over the three (3) year period commencing on the date of grant on a pro rata basis.

          (c)   The Committee may not accelerate the date on which all or any portion of a Full Value Award may be vested or waive the Restricted Period on a Full Value Award except upon the Participant's death, Disability or Retirement or the occurrence of a Change in Control.

Notwithstanding the foregoing, the Committee may, in its sole discretion, grant Full Value Awards with more favorable vesting provisions than set forth in this Section 20.3 or accelerate the vesting or waive the Restricted Period for Full Value Awards at any time, provided that the Shares subject to such Awards shall be Exempt Shares.

* * * *

        IN WITNESS WHEREOF, FIRSTCITY has caused this instrument to be executed as of the             day of November, 2009 by its                                    pursuant to prior action taken by the Board and its stockholders.

FIRSTCITY FINANCIAL CORPORATION
By:
Name:
Title:
Attest:
Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

FIRSTCITY FINANCIAL CORPORATION

November 13, 2009

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on November 13, 2009

The Proxy Statement and the 2008 Annual Report on Form 10-K, as amended, are available at

http://www.fcfc.com/proxy/2009/proxy.htm

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

\/   Please detach along perforated line and mail in the envelope provided.   \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of seven director nominees to hold office until the 2010 Annual Meeting of Stockholders or until their respective successors are elected and qualified;
NOMINEES:
☐	FOR ALL NOMINEES	O Richard E. Bean
O C. Ivan Wilson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O James T. Sartain
O Dane Fulmer
☐	FOR ALL EXCEPT (See instructions below)	O Robert E. Garrison, II
O D. Michael Hunter
O F. Clayton Miller

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the Company’s 2010 Stock Option and Award Plan.	☐	☐	☐

3.	Ratification of selection of KPMG LLP as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2009.	☐	☐	☐

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please complete, sign, date and return this card promptly in the envelope provided.

Signature of		Signature of
Stockholder	Date:	Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FIRSTCITY FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 13, 2009

The undersigned hereby appoints James T. Sartain and Lotte D. Bostick, jointly and severally, as proxies, with full power of substitution and with discretionary authority, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of FirstCity Financial Corporation (the “Company”) to be held at the Company’s principal executive offices located at 6400 Imperial Drive, Waco, Texas 76712, on Friday, November 13, 2009 at 9:00 a.m. local time, or at any adjournment or postponement thereof, hereby revoking any proxy heretofore given.

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is indicated, the shares will be voted “FOR” the election of the nominees named herein as directors, “FOR” the proposal to approve the Company’s 2010 Stock Option and Award Plan, and “FOR” the ratification of selection of the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2009.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

FIRSTCITY FINANCIAL CORPORATION

November 13, 2009

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
-OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United states or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call, and use the Compnay Number and Account Number shown on your proxy card. You may enter your voting instructions by telephone up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ACCOUNT NUMBER
-OR-
IN PERSON – You may vote your shares in person by attending the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on November 13, 2009

The Proxy Statement and the 2008 Annual Report on Form 10-K, as amended, are available at

http://www.fcfc.com/proxy/2009/proxy.htm

\/   Please detach along perforated line and mail in the envelope provided.   \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect seven directors to hold office until the 2010 Annual Meeting of Stockholders or until their respective successors are elected and qualified;
NOMINEES:
☐	FOR ALL NOMINEES	O Richard E. Bean
O C. Ivan Wilson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O James T. Sartain
O Dane Fulmer
☐	FOR ALL EXCEPT (See instructions below)	O Robert E. Garrison, II
O D. Michael Hunter
O F. Clayton Miller

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the Company’s 2010 Stock Option and Award Plan.	☐	☐	☐

3.	Ratification of selection of KPMG LLP as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2009.	☐	☐	☐

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please complete, sign, date and return this card promptly in the envelope provided.

Signature of		Signature of
Stockholder	Date:	Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.